OM FINANCIAL LIFE INSURANCE COMPANY

INDEX TO STATUTORY FINANCIAL STATEMENTS
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Report of Independent Registered Public Accounting Firm	1

Statutory Financial Statements:

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus	2
Statutory Statements of Operations	4
Statutory Statements of Changes in Capital and Surplus	5
Statutory Statements of Cash Flow	6
Notes to Statutory Financial Statements	7

Report of Independent Registered Public Accounting Firm

The Board of Directors

OM Financial Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of OM Financial Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Maryland Insurance Administration, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2008.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2008, on the basis of accounting described in Note 1.

/s/ KPMG LLP

Baltimore, Maryland
April 30, 2009

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OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS,
LIABILITIES, AND CAPITAL AND SURPLUS

as of December 31
(dollars in thousands)	2008	2007

ADMITTED ASSETS
Bonds	$13,894,663	$14,808,948
Preferred stocks	1,302,418	1,333,887
Common stocks	40,875	44,737
Investments in subsidiaries	36,248	40,468
Mortgage loans on real estate	1,242	1,297
Cash and short-term investments	882,819	717,836
Policy loans	85,174	81,586
Surplus debentures	107,194	107,755
Investment in limited partnerships	19,612	22,941
Receivable for securities	6,339	21,230
Derivative instruments	26,448	20,998
Total cash and invested assets	16,403,032	17,201,683
Investment income due and accrued	191,715	195,204
Deferred and uncollected premiums, net of loading
(2008, $53,021; 2007, $60,997)	44,890	70,424
Amounts due from reinsurers	52,774	81,157
Funds held by or deposited with reinsured companies	59,295	59,409
Federal income tax recoverable (including net deferred
tax asset of $44,528 in 2008; $51,469 in 2007)	60,009	66,820
Receivable from parent, subsidiaries, and affiliates	225,399	8,890
Other assets	6,080	11,608

TOTAL ADMITTED ASSETS EXCLUDING SEPARATE ACCOUNTS	17,043,194	17,695,195
Separate accounts	406,847	507,099

TOTAL ADMITTED ASSETS	$17,450,041	$18,202,294

See Notes to Statutory Financial Statements.

2

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS,
LIABILITIES, AND CAPITAL AND SURPLUS (CONTINUED)

as of December 31
(dollars in thousands, except for share data)	2008	2007

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES
Aggregate reserves-life, annuity and accident and health	$15,033,461	$15,528,247
Liability for deposit-type contracts	906,289	945,856
Policy and contract claims	44,537	38,123
Other policyholders' funds	369	321
Amounts payable on reinsurance	45,891	13,595
Interest maintenance reserve (IMR)	-	92,866
General expenses due or accrued	5,835	11,799
Transfers to separate accounts due or accrued (net)	(13,372)	(9,966)
Taxes, licenses and fees due or accrued, excluding federal income taxes	9,999	6,719
Remittances and items not allocated	48,787	56,832
Asset valuation reserve	2,114	96,098
Payable to parent, subsidiaries and affiliates	5,552	16,223
Payable for securities	27,673	116,233
Accrued expenses and other liabilities	189,733	148,333
TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	16,306,868	17,061,279
Separate accounts	340,478	438,302
TOTAL LIABILITIES	16,647,346	17,499,581

CAPITAL AND SURPLUS
Common stock, par value $100 (50,000 shares authorized;
30,000 shares issued and outstanding)	3,000	3,000
Paid-in and contributed surplus	1,446,414	1,091,414
Segregated surplus	329,705	172,657
Unassigned deficit	(976,424)	(564,358)
TOTAL CAPITAL AND SURPLUS	802,695	702,713
TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$17,450,041	$18,202,294

See Notes to Statutory Financial Statements.

3

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

for the years ended December 31
(dollars in thousands)	2008	2007	2006

REVENUES
Premium and annuity considerations	$1,793,383	$2,288,333	$2,484,718
Consideration for supplementary contracts	6,108	4,505	6,204
Net investment income	982,508	1,015,844	945,904
Amortization of IMR	(251,013	(76,421)	281,742
Separate Accounts net (loss) gain from operations excluding unrealized gains or losses	(2,428)	45	3,522
Commissions and expense allowances on reinsurance ceded	(60,301)	134,961	152,037
Reserve adjustments on reinsurance ceded	-	282,207	-
Reserves received on reinsurance assumed	-	-	267,253
Other miscellaneous income	3,836	9,680	9,298
Total revenues	2,472,093	3,659,154	4,150,678

POLICY BENEFITS AND EXPENSES
Benefits:
Death	97,027	102,962	78,376
Annuity	630,592	592,760	510,452
Surrender benefits and other fund withdrawals	1,617,131	3,157,928	1,330,995
Payments on supplementary contracts with life contingencies and other benefits	9,384	10,529	9,624
Total benefits	2,354,134	3,864,179	1,929,447
(Decrease) increase in aggregate reserves-life, annuity and accident and health	(501,324)	(858,383)	1,601,166
Interest and adjustments on contract or deposit-type contract funds	31,373	35,584	59,436
Commissions (direct and reinsurance assumed)	316,487	460,999	505,398
General insurance expenses	151,202	131,307	139,029
Taxes, licenses, and fees	17,095	17,848	18,784
Change in loading on deferred and uncollected premiums	(7,976)	(6,233)	(4,378)
Reserve adjustments on reinsurance ceded	32,921	48,245	43,340
Reserve adjustment on bulk assumption reinsurance agreement	-	-	11,423
Net transfers to (from) Separate Accounts	10,652	3,656	-
Other expense	2,126	2,696	4,806
Total policy benefits and expenses	2,406,690	3,699,898	4,308,451
Gain (loss) from operations before dividends to policyholders and federal income tax	65,403	(40,744)	(157,773)
Dividends to policyholders	233	257	272
Gain (loss) from operations before federal income tax	65,170	(41,001)	(158,045)
Federal income tax (benefit) expense	(2,047)	360	170
INCOME (LOSS) FROM OPERATIONS	67,217	(41,361)	(158,215)

Net realized capital (loss) gain, net of applicable taxes
(2008, $0; 2007, $0; 2006, $0 and net of transfers to IMR
2008, $(416,552); 2007, $(159,899); 2006, $210,189)	(351,322)	(453)	(7,627)

NET LOSS	$(284,105)	$(41,814)	$(165,842)

See Notes to Statutory Financial Statements.

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OM FINANCIAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
	Number		Paid-in and
for the years ended December 31	of	Common	Contributed	Segregated	Unassigned
(dollars in thousands, except for share data)	Shares	Stock	Surplus	Surplus	(Deficit)	Total
BALANCE AT DECEMBER 31, 2005	30,000	$3,000	$951,914	$2,766	$(264,129)	$693,551

Net loss	-	-	-	-	(165,842)	(165,842)
Change in net unrealized capital gains (losses)	-	-	-	-	15,563	15,563
Change in net deferred income tax	-	-	-	-	109,010	109,010
Change in nonadmitted assets and related items	-	-	-	-	(91,731)	(91,731)
Change in asset valuation reserve	-	-	-	-	(18,348)	(18,348)
Change in reserve due to change in valuation basis	-	-	-	-	(2,086)	(2,086)
Capital contribution	-	-	138,500	-	-	138,500
Reclassification of unamortized deferred ceding commission	-	-	-	63,866	(63,866)	-
Amortization of segregated surplus for ceding commission on reinsurance transactions	-	-	-	(5,743)	-	(5,743)
Change in liability for reinsurance in unauthorized companies	-	-	-	-	(24,924)	(24,924)
Miscellaneous	-	-	-	-	100	100
BALANCE AT DECEMBER 31, 2006	30,000	3,000	1,090,414	60,889	(506,253)	648,050

Net loss	-	-	-	-	(41,814)	(41,814)
Change in net unrealized capital gains (losses)	-	-	-	-	(8,922)	(8,922)
Change in net deferred income tax	-	-	-	-	(12,496)	(12,496)
Change in nonadmitted assets and related items	-	-	-	-	23,895	23,895
Change in asset valuation reserve	-	-	-	-	(8,998)	(8,998)
Change in reserve due to change in valuation basis	-	-	-	-	5,306	5,306
Capital contribution	-	-	1,000	-	-	1,000
Segregated surplus for ceding commission on coinsurance transactions	-	-	-	118,076	-	118,076
Amortization of segregated surplus for ceding commission on reinsurance transactions	-	-	-	(6,308)	-	(6,308)
Change in liability for reinsurance in unauthorized companies	-	-	-	-	24,924	24,924
Dividends paid to parent					(40,000)	(40,000)
BALANCE AT DECEMBER 31, 2007	30,000	3,000	1,091,414	172,657	(564,358)	702,713

Net loss	-	-	-	-	(284,105)	(284,105)
Change in net unrealized capital gains (losses)	-	-	-	-	(147,435)	(147,435)
Change in net deferred income tax	-	-	-	-	146,959	146,959
Change in nonadmitted assets and related items	-	-	-	-	(214,931)	(214,931)
Change in asset valuation reserve	-	-	-	-	93,984	93,984
Change in reserve due to change in valuation basis	-	-	-	-	(6,538)	(6,538)
Capital contribution	-	-	355,000	-	-	355,000
Segregated surplus for ceding commission
on reinsurance transaction	-	-	-	222,240	-	222,240
Amortization of segregated surplus for ceding commission on reinsurance transactions	-	-	-	(65,192)	-	(65,192)
BALANCE AT DECEMBER 31, 2008	30,000	$3,000	$1,446,414	$329,705	$(976,424)	$802,695

See Notes to Statutory Financial Statements.

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OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOW

for the years ended December 31
(dollars in thousands)	2008	2007	2006

CASH FROM OPERATIONS
Premiums collected net of reinsurance	$1,833,069	$2,293,951	$2,488,812
Net investment income	988,215	1,064,113	1,014,159
Miscellaneous income	69,493	378,603	379,595
Cash provided from revenues	2,890,777	3,736,667	3,882,566

Benefit and loss related payments	2,332,089	3,799,370	1,933,430
Commissions, expenses paid and aggregate write-in for deductions	437,812	639,959	642,892
Net Transfers to Separate Accounts	14,059	13,621	-
Dividends paid to policyholders	252	269	282
Federal income taxes recovered	(1,918)	(906)	(3,107)
Cash applied to general and other expenses	2,782,294	4,452,313	2,573,497

NET CASH PROVIDED (USED) BY OPERATIONS	108,483	(715,646)	1,309,069

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	4,374,898	7,610,501	7,899,927
Stocks	89,391	417,787	468,083
Mortgage loans	54	22,539	9,421
Other invested assets	4,631	1,377	61,255
Miscellaneous proceeds	(193,164)	32,058	465,811
Total investment proceeds	4,275,810	8,084,262	8,904,497

Cost of investments acquired:
Bonds	3,911,838	7,598,448	8,781,007
Stocks	135,140	365,714	422,635
Other invested assets	3,220	1,032	3,852
Miscellaneous applications	273,158	571,985	69,314
Total investments acquired	4,323,356	8,537,179	9,276,808

Net increase (decrease) in policy loans	3,382	2,029	(805)

NET CASH USED BY INVESTMENTS	(50,928)	(454,946)	(371,506)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Cash provided:
Paid-in contributions	130,000	1,000	115,500
Net (withdrawals) deposits on deposit-type contracts and
other insurance liabilities	(64,290)	(36,522)	21,886
Dividends to parent	-	(40,000)	-
Other net cash provided	41,718	175,589	122,458

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS SOURCES	107,428	100,067	259,844

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	164,983	(1,070,525)	1,197,407
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR	717,836	1,788,361	590,954
CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR	$882,819	$717,836	$1,788,361

See Notes to Statutory Financial Statements.

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OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements include the accounts of OM Financial Life Insurance Company (f/k/a Fidelity and Guaranty Life Insurance Company), a Maryland domiciled life insurance company. Effective January 1, 2007, the Company changed its name to OM Financial Life Insurance Company (the "Company" or “OMFLIC”). Effective September 30, 2007, the Company and Americom Life & Annuity Company (“Americom”) merged into a single corporation with the Company the sole surviving corporation (the “Merger Transaction”). See Note 2 for a description of the Merger Transaction. The Company is a direct, wholly-owned subsidiary of Old Mutual U.S. Life Holdings, Inc. ("OMUSLH"), a Delaware corporation. Prior to December 31, 2008, OMUSLH was a wholly owned subsidiary of Old Mutual (US) Holdings, Inc. (“OMUSH”), which is a direct, wholly-owned subsidiary of OM Group (UK) Ltd. (“OMGUK”). On December 31, 2008, OMUSH sold 100% of OMUSLH’s voting stock to OMGUK. As a result, OMUSLH became a direct subsidiary of OMGUK after having previously been an indirect subsidiary of OMGUK (through OMUSH), and OMUSH was removed from the ownership chain of the Company. OMGUK is a direct, wholly owned subsidiary of Old Mutual plc of London, England ("OM"). Prior to June 30, 2006, all outstanding shares of the Company were owned by Omnia Life Insurance Company (“Omnia”), a Texas domiciled life insurance company and wholly owned subsidiary of OMUSLH. On June 30, 2006, Omnia declared an extraordinary dividend of all the outstanding shares of the Company to OMUSLH. Omnia was dissolved effective December 30, 2006.

(a) Business Concentration, Significant Risks and Uncertainties

The Company's primary business is the sale of individual life insurance products and annuities through independent agents, managing general agents, and specialty brokerage firms and in selected institutional markets. The Company’s principal products are deferred annuities (including fixed indexed annuities), immediate annuities and life insurance products. Premium revenues generated from fixed indexed annuity (“FIA”) products represented approximately 63%, 84% and 83% of total premium revenues in 2008, 2007 and 2006, respectively. The Company is licensed in forty-nine states and the District of Columbia and markets products in New York through its wholly owned subsidiary, OM Financial Life Insurance Company of New York (f/k/a Fidelity and Guaranty Life Insurance Company of New York) (“OMFLNY”), which is domiciled in New York.

Markets in the United States and elsewhere have experienced extreme volatility and disruption for more than twelve months, due largely to the stresses affecting the global banking system, which accelerated significantly in the second half of 2008. Like other life insurers, which face significant financial and capital markets risk in their operations, the Company has been adversely affected to a significant extent by these conditions. The Company is exposed to significant financial and capital markets risk, including changes in interest rates and credit spreads which have had a material adverse effect on the Company’s results of operations, financial condition and liquidity. As detailed in the following risk factors, the Company expects to continue to face significant challenges and uncertainties that could materially adversely affect the Company’s results of operations and financial condition.

The Company’s exposure to interest rate risk relates primarily to the market price and cash flow variability associated with changes in interest rates. A rise in interest rates, in the absence of other countervailing changes, will increase the net unrealized loss position of the Company’s investment portfolio and, if long-term interest rates rise dramatically within a six to twelve month time period, certain of the Company’s products may be exposed to disintermediation risk. Disintermediation risk refers to the risk that policyholders may surrender their contracts in a rising interest rate environment, requiring the Company to liquidate assets in an unrealized loss position. During 2008, the Company increased its holdings of cash and short-term investments and plans to continue to increase such holdings in 2009 to mitigate this risk.

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OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Widening credit spreads have resulted in an increase in the unrealized losses in the Company’s investment portfolio and economic conditions have heightened additional impairment concerns. The evaluation of impairments is a quantitative and qualitative process, subject to risks and uncertainties, which is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or future recovery prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. For securitized financial assets with contractual cash flows, the Company currently uses its best estimate of cash flows over the life of the security employing assumptions the Company believes are reasonably market consistent. In addition, estimating future cash flows includes incorporating information received from third party sources and making internal assumptions and judgments regarding the future performance of the underlying collateral and assessing whether an adverse change in future cash flows has occurred or is likely to occur. The determination of the amount of other than temporary impairments is based upon the Company’s quarterly evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. During the year ended December 31, 2008, the Company concluded that certain securities were other than temporarily impaired and, therefore, recognized impairment losses of $395,942. It is at least reasonably possible that additional impairments may need to be taken in the future, which could have a material adverse effect on the Company’s results of operations and financial condition. The Company plans to reduce its new premium volume and cut expenses in 2009 in order to reduce the strain on capital in response to these risks.

The Company’s investment portfolio includes investments in the financial services sector and structured securities, including non-agency residential mortgage-backed and commercial mortgage-backed securities. The financial services sector has experienced increased non-performance and defaults recently. Structured securities are facing increased pressures as a result of the recessionary economic environment. Further non-performance or defaults could have a material adverse effect on the Company’s results of operations, financial condition and cash flows. In addition, the value of the Company’s investments in hybrid securities, perpetual preferred securities, and other equity securities in the financial services sector may be significantly impaired if the issuers of such securities defer the payment of optional coupons or dividends, are forced to accept government support or intervention, or grant majority equity stakes to their respective governments.

(b) Basis of presentation

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Since the State of Maryland does not specifically prescribe by law or regulation reserving methodology for universal life policies or group annuities, the Company follows National Association of Insurance Commissioners (“NAIC”) reserving practices. These practices are as follows:

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OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Universal Life: For older generation universal life policies, the full account value is held as a reserve. For newer generation universal life policies, reserves are held based on a calculation according to the NAIC UL Model Regulation. The reserves calculated according to the NAIC UL Model Regulation equal the account value at the end of the surrender charge period which varies from 8 to 15 years.

Group Annuities: Many of the group annuities are used to fund qualified pension and/or profit sharing plans; for these annuities, the funds are not allocated to individual participants. The full account value is held as the reserve for these annuities. For the group annuities where the funds and/or benefits are allocated to the individual certificate holder, reserves are calculated according to the laws prescribed for individual annuities.

These financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Maryland Insurance Administration (“MIA”). There are no material differences between these financial statements and the statutory accounting practices of the NAIC. These practices vary in certain respects from U.S. generally accepted accounting principles (“GAAP”) and the variances are presumed to be material. The more significant variances from GAAP are as follows:

•

In the statutory statements of admitted assets, liabilities, and capital and surplus, fair values of certain investments in bonds, unaffiliated preferred and common stocks are based on values specified by the NAIC, rather than on actual or estimated fair values. For GAAP, such investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of accumulated other comprehensive income in shareholders’ equity net of certain adjustments for those designated as available-for-sale.

•

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

•

Certain policy reserves are calculated using statutory limitations on interest and mortality assumptions rather than on estimated expected experience or actual account balances as is required under GAAP.

•

Deferred federal income tax assets, net of deferred tax liabilities, arising from the differences between the financial statement and the tax bases of assets and liabilities are computed at the Company’s current enacted tax rate. The net assets are limited based on admissibility tests in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 10 “Income Taxes” and are recorded directly in unassigned deficit. Deferred income tax expense is recorded in operations under GAAP.

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OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

•

Certain assets are designated as "nonadmitted" under statutory accounting practices. These assets include certain agents' debit balances, capitalized software, prepaid expenses, negative interest maintenance reserve (“IMR”) and deferred tax assets. Nonadmitted assets are excluded from the statutory-basis balance sheet and are charged directly to unassigned deficit.

•	The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
•

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on fixed maturity investments, principally bonds, preferred stocks, surplus debentures and mortgage loans, attributable to changes in the general level of interest rates. The Company amortizes those deferrals over the remaining period to expected maturity based on groupings of the individual securities. The groupings are done in five-year bands. That net deferral is reported as the IMR in the accompanying statutory statements of admitted assets, liabilities, and capital and surplus. A negative IMR is reported as a nonadmitted asset. Realized gains and losses are reported in income net of tax and net of transfers to the IMR. Capital gain taxes are capitalized into IMR based on a methodology wherein tax operating losses are offset against tax capital gains prior to calculating capital gain taxes. This method follows an actual tax return methodology approach and is applied on a standalone company level. Under GAAP, realized gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold or when there has been a decline in value deemed other than temporary. The asset valuation reserve ("AVR") is computed in accordance with an NAIC prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The asset valuation reserve is reported as a liability. Under GAAP, an asset valuation reserve is not established.

•	Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as is required under GAAP.
•

Revenues for universal life insurance and investment products, except those that do not incorporate mortality or morbidity risk, consist of the entire premium received and benefits represent the death and surrender benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

•

A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by the MIA to assume such business. Changes to those amounts are credited or charged to unassigned deficit. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

•

Cash and short-term investments in the statement of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

•

Unrealized gains/losses on derivative instruments not qualifying for hedge accounting are recorded as a surplus adjustment. Under GAAP, such unrealized gains/losses are reflected in the results of operations.

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OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

(c) Investments

Statement values:

Investments are reported according to valuation procedures prescribed by the NAIC. Bonds are carried at amortized cost using the interest method, except for those bonds deemed to be other than temporarily impaired and those bonds rated NAIC 6, which are carried at the lower of cost or fair value. Bonds deemed to be other-than-temporarily impaired are written down to estimated fair value except for loan-backed and structured securities which are written down to the amount of the undiscounted estimated future cash flows. Anticipated prepayments for loan-backed bonds and structured securities are considered when determining the accretion of discount or amortization of premium for these securities. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method with the exception of loaned-backed and structured securities where the yield has become negative. These securities are accounted for using the prospective method. Prepayment assumptions are obtained from dealer survey values and are consistent with the current interest rate and economic environment.

Preferred stocks are reported at amortized cost, except for those preferred stocks rated NAIC 4 or lower, which are carried at the lower of amortized cost or fair value, or those preferred stocks deemed to be other-than-temporarily impaired which are written down to estimated fair value. Common stocks of unaffiliated companies are reported at year-end fair value as determined by the NAIC Securities Valuation Office (“SVO”).

OMFLNY, the Company's insurance subsidiary is reported based upon the audited equity in the underlying statutory net assets, and the Company's noninsurance subsidiaries are reported based upon the audited GAAP equity in the net assets adjusted to a statutory basis.

Short-term investments are carried at amortized cost, which approximates fair value and include investments with maturities of less than one year at the date of acquisition. Mortgage loans and policy loans are reported at unpaid principal balances. There were no allowances for loan losses as of December 31, 2008 and 2007.

Surplus debentures are carried principally at amortized cost using the interest method, except for those with an NAIC rating less than 1. Surplus debentures with an NAIC rating less than 1 are valued (1) at outstanding face value when the notes were issued by a reporting entity whose capital and surplus is greater than or equal to the greater of 5% of its admitted assets or $6,000 or (2) by applying a “statement factor” to the outstanding face amount of the surplus notes when the notes were issued by a reporting entity when capital and surplus is less than or equal to the greater of 5% of its admitted assets or $6,000.

The Company deems a security to be other-than-temporarily impaired if the security was ever rated an NAIC 6, is in default of principal and/or interest or it is probable that the security will default on contractual principal or interest payments. Additionally, loan-backed and structured securities are deemed impaired if the undiscounted estimated future cash flows are less than the current book value. Further, for securities with interest related impairments expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of the securities to recover prior to the expected date of sale. The Company reviews the investment portfolio for other-than-temporarily impaired securities each quarter.

11

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

The statement value of the mortgage loans, limited partnerships and joint venture investments are periodically evaluated and adjusted for any perceived impairment in value that is determined to be other than temporary. The amount of such write-down is charged directly to operations. A mortgage loan is determined to be other than temporarily impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Limited partnership and joint venture investments are determined to be other than temporarily impaired if it is probable that the Company will be unable to recover the carrying amount of its investment or there is evidence indicating that the partnership or joint venture will not be able to sustain earnings which justify the carrying amount of the investment. No material losses were recognized in 2008, 2007 or 2006 on mortgage loans, limited partnership investments or joint venture investments that were deemed to be other than temporarily impaired.

The Company uses static and dynamic hedging strategies to hedge the equity linked liability underlying its FIA products. Exchange traded equity indexed and volatility linked futures and options and over the counter variance swaps and options are used to hedge market exposures of the liabilities with the objective of offsetting fair value changes. The indices underlying the futures, swaps and options are the same indices referenced by the FIAs. The futures, swaps and options are matched to the liabilities with respect to equity index movements frequently.  Other market exposures are hedged periodically depending on market conditions and the Company’s risk tolerance.  Static and dynamic hedging exposes the Company to the risk that unhedged market exposures result in divergence between changes in the fair value of the liabilities and the hedging assets. The Company uses a variety of techniques including direct estimation of market sensitivities and value-at-risk to monitor this risk daily. The Company intends to continue to adjust the strategy as market conditions and the Company’s risk tolerance change.

The Company may use interest rate swaptions to economically hedge the liability underlying multi-year guarantee annuities (“MYGAs”). Over-the-counter swaptions are used to hedge the changes to the fair value of MYGAs due to interest rate movements and changes in expected lapses. In 2006, exchange traded Treasury bond futures were used to hedge the changes to the fair value of MYGAs due to interest rate movements and changes in expected lapses.

The Company also uses credit replication swaps to effectively diversify and add corporate credit exposure to its investment portfolio and manage asset/liability duration mismatches. The economic risk and return characteristics match that of a BBB rated corporate bond portfolio.

Options, swaptions, swaps and futures contracts are valued at fair value. Changes in the fair value of these derivative instruments are reflected in surplus as unrealized gains and losses. Realized gains or losses on derivative instruments are included in the Interest Maintenance Reserve and amortized into income over the remaining duration of the derivative contract. Long option and swaption positions are included in invested assets. Short option positions and swaps are included in liabilities. Initial and variation margins on futures contracts are included in cash at December 31, 2008 and in short-term investments at December 31, 2007.

Cash requirements for futures contracts include the initial and variation margin requirements on open futures contracts.

12

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

The derivative instruments used by the Company expose the Company to potential credit loss in the event of nonperformance by counterparties. The amount of exposure is the fair value for such agreement with each counterparty if the fair value is in the Company’s favor. The credit risk associated with these agreements is minimized by purchasing agreements from counterparties with NAIC designations of “1” and, for certain counterparties, through the utilization of International Swap and Derivatives Association, Inc. agreements with the accompanying bi-lateral Credit Support Annexes which may require the counterparty or the Company to post collateral if the fair value of the derivative is in the other party’s favor. At December 31, 2008 and 2007, the total exposure for options and swaptions owned was $25,955 and $20,998 and the maximum exposure with any individual counterparty was $15,906 and $8,819, respectively. The total notional amount of the options and swaptions held at December 31, 2008 and 2007 was $6,309,048 and $837,345, respectively. The notional amount of the swap held was $50,000 at December 31, 2008 and 2007 with a potential exposure of $466 in 2008 and $529 in 2007. The Company had posted collateral totaling $3,584 and $8,930 for the swaps at December 31, 2008 and 2007, respectively. The Company had 880 and 16,973 open futures contracts with a potential exposure of $5,420 and $104,673 at December 31, 2008 and 2007, respectively.

Investment income:

Interest on fixed maturities, except those in default, is recorded as investment income when it is earned and is adjusted for any amortization of premium or accretion of discount. Dividends are recorded as income on ex-dividend dates for common and preferred stock held on the day before the ex-dividend dates. Interest income from mortgage loans is recorded as earned, except on loans in foreclosure or where collection is uncertain. Interest income is recorded upon receipt for mortgage loans in foreclosure or where collection is uncertain. Interest on policy loans is recorded as investment income when earned. Realized gains and losses are determined on the trade date using the specific identification method.

(d) Aggregate reserves

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified limits on interest rates that vary between 0.0% and 14.5%. The valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the MIA or the NAIC.

During 2008, the Company changed the method used to determine the maximum valuation interest rate for flexible premium deferred annuities with cash settlement options to consider interest rate guarantees on future considerations when determining the maximum valuation interest rate. Prior to 2008, the maximum valuation interest rate was determined without considering interest rate guarantees on future considerations. This change from one acceptable method to another acceptable method increased the reserves for certain of the Company’s flexible premium deferred annuity policies at the beginning of 2008 by $6,538. This change in reserve method meets the definition of a change in accounting principle in accordance with SSAP No. 51 and is reflected as a net adjustment to beginning surplus of $6,538 in accordance with SSAP No. 3.

13

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

During 2006, the Company changed two of its valuation methods. In both instances, the Company changed from one acceptable valuation method to another acceptable valuation method. The first method change increased the reserves for the return of premium benefit on certain of the Company’s term life insurance policies at the beginning of 2006 by $99,231. The Company moved to the net level reserve method for this benefit from the Commissioners Reserve Valuation Method (“CRVM”) which it had used prior to 2006. Under the CRVM method, a very low reserve is provided during the early years of a policy and then the reserve increases dramatically in the last few years of the policy. The net level reserve method produces a reserve which grows proportionally over the policy term. The second method change, which was approved by the MIA, decreased reserves for the Company’s FIA policies and deferred annuity policies at the beginning of 2006 by $97,146. The Company moved from the continuous method of discounting policy benefit payments from the beginning of each policy year which it had used prior to 2006 to the curtate method which discounts policy benefit payments from the end of each policy year. The curtate method produces a lower reserve liability since the surrender charge decreases and the surrender value increases at the beginning of each policy year. These changes in reserve methods meet the definition of a change in accounting principle in accordance with SSAP No. 51 and are reflected as a net adjustment to beginning surplus of $2,086 in accordance with SSAP No. 3.

After completion of the Merger Transaction on September 30, 2007, the Company began using the curtate valuation method to calculate reserves for Americom’s FIA policies and deferred annuity policies. Americom had used the continuous method of discounting policy benefit payments prior to the merger. This change in reserve method decreased the reserves for Americom’s annuity business by $5,306 which has been reflected as an adjustment to beginning surplus in accordance with SSAP No. 3.

The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insured’s and returns any portion of the premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

The extra reserve for table rated extra premiums on permanent insurance is based on the extra premium and the year of issue of the contract. Factors varying from 0.20 for the first policy year to 6.64 for the twentieth policy year are applied to the premium. The extra reserves secured in this manner are approximately equivalent to the additional reserves needed for substandard mortality and are assumed to represent the increased mortality of the substandard risks. The extra reserve liability for table rated extra premiums on term insurance and for flat extra premiums on all insurance is taken as one-half of the extra annual premium for the insurance in force with these extra premiums. This is done on the assumption that the risks covered by the extra premium will have extra mortality that remains constant or decreases with increases in attained age.

At December 31, 2008 and 2007, the Company had $21,185,815 and $30,342,302, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the MIA. Reserves to cover the deficiency on the above insurance in force totaled $353,010 and $344,551 at December 31, 2008 and 2007, respectively.

14

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost for life insurance products have been determined by formula. These amounts for annuity products have been determined from the basic data for the calculation of policy reserves. The Tabular Interest on funds not involving life contingencies for each valuation rate of interest is approximated based on cash flow interest credits as well as valuation rate of interest held at the beginning and end of the year of valuation. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company are generally equal to fund balances.

(e) Recognition of premium revenues and related expenses

All premium and annuity considerations are recognized as revenue over the premium paying period except amounts received on contracts that do not incorporate mortality or morbidity risk. These premiums are recorded directly to a liability account. Expenses, including commissions and other acquisition, maintenance, and settlement costs are charged to operations as incurred. Commissions and other acquisition costs, together with required additions to reserves, generally exceed the amount of the premium in the year that a policy is written.

(f) Reinsurance

Reinsurance premiums, commissions, expense reimbursement, claims and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts. Premiums and claims and claim adjustment expenses for the Company’s insurance products are reported net of amounts ceded to other companies.

A liability is provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of Maryland. Changes in this liability are reported directly in unassigned deficit.

(g) Policy and contract claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for claims that have been reported to the insurer and claims related to insured events that have occurred but that have not been reported to the insurer.

(h) Separate Accounts and Federal Home Loan Bank of Atlanta Agreements

The separate accounts of the Company primarily represent funds related to funding agreements that have been issued to the Federal Home Loan Bank of Atlanta (“FHLB”). In 2003, the Company became a member of the FHLB and MIA approved the Company’s Plan of Operation for a Separate Account to be used as a funding medium for single premium funding agreements issued by the Company to the FHLB. The FHLB Separate Account was established pursuant to Sections 16-113 and 5-512(d), (g), (h), (i), (j) and (k) of the Insurance Article of the Annotated Code of Maryland. The MIA also approved the form of the funding agreements to be issued to the FHLB.

15

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Funding agreements were issued to the FHLB in 2003, 2004 and 2005. The funding agreements (i.e., immediate annuity contracts without life contingencies) provide a guaranteed stream of payments. Single premiums were received at the initiation of the funding agreements and were in the form of advances from the FHLB. Payments under the funding agreements extend through 2022. Reserves are based on the present value of the income payments and are calculated in accordance with Actuarial Guideline IX. The valuation interest rate, in accordance with the Standard Valuation law, is derived from the issue year method and a guarantee duration equal to the number of years from issue to the date the first payment begins. The reserves for the funding agreement are reported in the Separate Account and totaled $315,304 and $424,425 at December 31, 2008 and 2007, respectively.

In accordance with the FHLB Separate Account Plan of Operation, the assets supporting the funding agreement liabilities are held in the FHLB Separate Account at amortized cost. All of the FHLB Separate Account assets are pledged as collateral to secure the FHLB funding agreement liabilities. The FHLB Separate Account assets had a book/adjusted carrying value of $393,401 and a fair value of $401,029 at December 31, 2008 and a book/adjusted carrying value of $501,087 and a fair value of $499,477 at December 31, 2007.

At December 31, 2008 and 2007, the Company owned 408,747 shares and 447,226 shares, respectively, of FHLB Atlanta common stock. The stock had a book/adjusted carrying value, which is equal to cost, of $40,875 and $44,723 at December 31, 2008 and 2007, respectively.

The Company also issues deferred variable annuity contracts with life contingencies and certain other guarantees through the Company’s Old Mutual Financial Network Separate Account VA (“Separate Account VA”). The net investment experience of the Separate Account VA is credited directly to the policyholders and can be positive or negative. At December 31, 2008 and 2007, the general account of the Company had investments of $95 and $103, respectively, in the mutual funds held in the Company’s Separate Account VA. These investments are classified as other assets in the Company’s statement of admitted assets, liabilities and capital and surplus.

At December 31, 2008 and 2007, $13,372 and $9,966, respectively, was receivable from the separate accounts. These receivables are classified as a reduction of the general account liabilities in accordance with SSAP No. 56 “Separate Accounts“. The separate accounts of the Company include reserves for contracts that are calculated on a basis consistent with the general account reserves.

(i) Taxes

The Company was part of a consolidated group consisting of Omnia, Americom, OMFLNY and the Company (the “Life Group”), which filed a consolidated federal income tax return for the short taxable year beginning January 1, 2006 and ending June 30, 2006. This consolidated group terminated effective June 30, 2006, when common parent Omnia distributed the stock of its subsidiaries, Americom and the Company, to its parent, OMUSLH. The companies filed separate short taxable year federal tax returns for the period from July 1, 2006 through December 31, 2006, with the Company and OMFLNY filing as a two-member consolidated group. The Company filed or will file a life/non-life consolidated federal income tax return for 2007 and 2008 with OMFLNY, as  the  Life  Subgroup,  and  the  U.S. non-life insurance companies  owned  by  OMUSH.  No  limitations will be

16

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

placed on the sharing of net operating losses, tax credits, or capital losses among the life insurance companies as a result of these transactions. As a result of the change in the ownership chain of the Company and OMFLNY as described in Note 1, the Company and OMFLNY will not be eligible to participate in future life/non-life consolidated filings with OMUSH and its subsidiaries.

The Company is party to a tax sharing agreement with OMUSH, OMFLNY and various affiliated U.S. non-life insurance companies eligible to file a consolidated federal income tax return for the 2007 and 2008 tax years. The agreement provides for an allocation based on separate return calculations and allows for reimbursement of company tax benefits absorbed by other members.

(j) New accounting principles

In November 2008, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 – Loan-backed and Structured Securities”, with an effective date of January 1, 2009 with early adoption permitted. SSAP No. 98 requires that loan-backed and structured securities be written down to fair value when the decline in value is other than temporary (i.e., discounted estimated future cash flows are less than the current book value). In April 2009, the NAIC announced that the effective date of SSAP No. 98 has been deferred to September 30, 2009, with early adoption permitted. The Company intends to adopt SSAP No. 98 on its ultimate effective date. Had the Company adopted SSAP No. 98 on January 1, 2009, the Company would have recognized additional impairment losses on certain loan-backed and structured securities in the range of approximately $22,000 to $74,000 as a result of determining impairment based on fair value rather than undiscounted cash flows as required by SSAP No. 43. The ultimate impact of the adoption of SSAP No. 98 may be more or less than the amounts in this range.

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-than-temporary Impairment”, with an effective date of January 1, 2009, with early adoption permitted. SSAP 99 requires that an other-than-temporarily impaired security be accounted for as if the security had been purchased on the measurement date of the other-than-temporary impairment. The fair value of the security on the measurement date becomes the new cost basis of the security which is not adjusted for subsequent recoveries in fair value. The discount or reduced premium recorded for the security, based on the new cost basis, is amortized over the remaining life of the security in the prospective manner based on the amount and timing of future estimated cash flows. The adoption of SSAP No. 99 is not expected to have a material impact on the Company’s financial condition or results of operations.

NOTE 2: BUSINESS COMBINATION – STATUTORY MERGER

The Company and Americom, an affiliated life insurance company domiciled in Texas, entered into an Agreement and Plan of Merger (the “Merger Agreement”) in June 2007. Under the Merger Agreement, the Company and Americom merged into a single corporation effective September 30, 2007 (the “Merger Transaction”). The Company is the sole surviving corporation. All of Americom’s issued and outstanding shares of common stock have been cancelled. Americom was also a wholly-owned subsidiary of OMUSLH. Therefore, no additional shares of the Company’s common stock were issued as a result of the Merger Transaction.

17

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 2: BUSINESS COMBINATION – STATUTORY MERGER (CONTINUED)

The Merger Transaction has been accounted for using the statutory merger method. Effective September 30, 2007, the recorded assets, liabilities, and related surplus accounts of Americom have been carried forward to the Company at their recorded statutory amounts. The capital accounts of Americom have been transferred to the gross paid-in and contributed surplus account of the Company. The income and loss of the Company and Americom have been combined for the nine months ended September 30, 2007. Amounts in the Company’s financial statements have been restated as if the merger had occurred as of December 31, 2005.

Prior to the Merger Transaction on September 30, 2007, the Company had unaudited total admitted assets of $18,040,715, total liabilities of $17,489,477, and total capital and surplus of $551,238. The Company had unaudited revenue of $2,897,574, a net loss of $50,314 and other net decreases in capital and surplus of $28,209 for the nine months ended September 30, 2007 and prior to the Merger Transaction. Prior to the Merger Transaction on September 30, 2007, Americom had unaudited total admitted assets of $518,522, total liabilities of $502,924, and total capital and surplus of $15,598. Americom had unaudited revenue of $95,875, a net loss of $3,092 and other net increases in capital and surplus of $402 for the nine months ended September 30, 2007 and prior to the Merger Transaction.

At December 31, 2006, prior to the merger, the Company had total capital and surplus of $629,761. The Company had revenue of $3,964,622, a net loss of $163,626, and other net increases in capital and surplus of $117,279 for the year ended December 31, 2006. At December 31, 2006, Americom had total capital and surplus of $18,289. Americom had revenue of $239,093, a net loss of $8,924, and other net increases in capital and surplus of $9,770 for the year ended December 31, 2006.

18

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS

(a) Components of net investment income are as follows:

For the years ended December 31	2008	2007	2006

Income:
Interest on bonds	$863,058	$881,738	$813,446
Preferred stock dividends	102,659	85,145	94,813
Surplus debentures	6,686	6,740	10,712
Interest on short-term investments	13,754	58,878	34,657
Mortgage loan interest	118	887	2,554
Other, net	10,939	5,353	14,284
Gross investment income	997,214	1,038,741	970,466
Expenses	14,706	22,897	24,562
Net investment income	$982,508	$1,015,844	$945,904

b) Components of net realized capital gains (losses) are as follows:

For the years ended December 31	2008	2007	2006

Bonds	$(289,708)	$(71,907)	$(47,855)
Preferred stocks	(223,532)	3,548	(1,061)
Derivative financial instruments	(254,924)	(92,526)	250,308
Common stocks	16	(53)	962
Cash or cash equivalents	274	489	(27)
Other invested assets	-	97	235
Net realized capital gains (losses) before deferral to IMR	(767,874)	(160,352)	202,562
Net gains (losses) deferred to IMR	(416,552)	(159,899)	210,189
Net realized capital losses	$(351,322)	$(453)	$(7,627)

19

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(c) Carrying amount and fair value of bonds, surplus debentures, and preferred and common stocks are as follows:
	Carrying	Gross Unrealized		Fair
	Amount	Gains	Losses	Value

At December 31, 2008
U.S. Government	$117,334	$23,065	$3	$140,396
Foreign government	1,729	551	-	2,280
States & political subdivisions	78,025	167	2,454	75,738
Special revenue & special assessment	870,246	23,001	2,624	890,623
Public utilities	1,020,156	2,977	144,441	878,692
Industrial and miscellaneous	11,617,616	103,294	2,299,217	9,421,693
Credit tenant loans	99,557	7,762	-	107,319
Affiliated bonds	90,000	-	-	90,000
Total bonds	$13,894,663	$160,817	$2,448,739	$11,606,741

Preferred stocks-unaffiliated	$1,302,418	$192	$489,163	$813,447

Common stocks-unaffiliated	$40,875	$-	$-	$40,875

Surplus debentures	$107,194	$2,737	$12,129	$97,802

At December 31, 2007
U.S. Government	$432,402	$7,829	$1,459	$438,772
Foreign government	35,430	5,842	34	41,238
States & political subdivisions	20,825	256	213	20,868
Special revenue & special assessment	695,015	6,024	6,620	694,419
Public utilities	1,167,281	14,243	37,769	1,143,755
Industrial and miscellaneous	12,268,485	174,633	343,657	12,099,461
Credit tenant loans	99,510	13,451	-	112,961
Affiliated bonds	90,000	-	-	90,000
Total bonds	$14,808,948	$222,278	$389,752	$14,641,474

Preferred stocks-unaffiliated	$1,333,887	$9,555	$108,683	$1,234,759

Common stocks-unaffiliated	$44,737	$-	$-	$44,737

Surplus debentures	$107,755	$1,095	$1,689	$107,161

20

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(d) As part of the Company’s ongoing securities monitoring process by a committee of investment and accounting professionals, the Company identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. See note 1 for the Company’s accounting policy for other than temporarily impaired investment assets. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, management’s intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in fair value, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2008. The following tables present the Company’s unrealized loss aging by investment type and length of time the security was in a continuous unrealized loss position.

Less than 12 months		12 months or more			Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
At December 31, 2008
U.S. Government	$-	$-	710	$3	$710	$3
States & political subdivisions	58,398	1,961	4,442	493	62,840	2,454
Special revenue & special assessment	52,635	1,771	45,483	853	98,118	2,624
Public utilities	335,923	47,322	501,038	97,119	836,961	144,441
Industrial and miscellaneous	4,145,112	917,793	3,665,291	1,381,424	7,810,403	2,299,217
Total Bonds	$4,592,068	$968,847	$4,216,964	$1,479,892	$8,809,032	$2,448,739
Preferred stocks-unaffiliated	$162,813	$82,621	$638,215	$406,542	$801,028	$489,163
Surplus debentures	$25,184	$1,964	$32,832	$10,165	$58,016	$12,129
Total temporarily impaired securities	$4,780,065	$1,053,432	$4,888,011	$1,896,599	$9,668,076	$2,950,031

21

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

Less than 12 months			12 months or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
At December 31, 2007
U.S. Government	$135,618	$1,431	$1,265	$28	$136,883	$1,459
Foreign government	-	-	4,685	34	4,685	34
States & political subdivisions	105	-	9,912	213	10,017	213
Special revenue & special assessment	4,697	962	280,487	5,658	285,184	6,620
Public utilities	174,447	2,416	449,050	35,353	623,497	37,769
Industrial and miscellaneous	2,823,132	180,112	3,324,910	163,545	6,148,042	343,657
Total Bonds	$3,137,999	$184,921	$4,070,309	$204,831	$7,208,308	$389,752
Preferred stocks-unaffiliated	$454,495	$52,924	$509,159	$55,759	$963,654	$108,683
Surplus debentures	$20,522	$100	$39,850	$1,589	$60,372	$1,689
Total temporarily impaired securities	$3,613,016	$237,945	$4,619,318	$262,179	$8,232,334	$500,124

At December 31, 2008, securities in an unrealized loss position, comprised of 1,160 securities, were primarily concentrated in investment grade corporate debt instruments and structured/hybrid securities, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and financial services sector securities. The increase in unrealized losses was largely the result of credit spread widening primarily due to the continued deterioration in the U.S. housing market, tightened lending conditions and the market’s flight to quality securities, as well as, the U.S. recession and a declining global economy.

At December 31, 2008, 61% of securities in an unrealized loss position were depressed less than 20% of amortized cost. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy and the Company’s intent to retain these investments for a period of time sufficient to allow for recovery in value, the Company has determined that these securities are temporarily impaired.

The following tables present the Company’s unrealized loss aging, by length of time the security was in a continuous greater than 20% unrealized loss position.

	12/31/2008			12/31/2007
Consecutive Months	Carrying Amount	Fair Value	Unrealized Losses	Carrying Amount	Fair Value	Unrealized Losses
Six months or less	$436,930	$310,689	$(126,241)	$28,266	$21,935	$(6,331)
Six to twelve months	2,083,011	1,287,818	(795,193)	241,139	168,740	(72,399)
Greater than 12 months	3,757,516	2,322,930	(1,434,586)	104,028	76,307	(27,721)
Grand Total	$6,277,457	$3,921,437	$(2,356,020)	$373,433	$266,982	$(106,451)

22

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

The majority of the securities depressed over 20% for six consecutive months or greater in the tables above primarily relate to financial service sector securities and structured securities. Financial services sector securities that include corporate bonds, as well as preferred equity issued by large high quality financial institutions that are lower in the capital structure and, as a result have incurred greater price depressions. Based upon the Company’s analysis of these securities and current macroeconomic conditions, the Company expects these securities within to pay in accordance with their contractual obligations and, therefore, has determined that these securities are temporarily impaired as of December 31, 2008. Structured securities primarily are RMBS issues, including sub-prime and Alternative A-paper (“Alt-A”) mortgage loans and CMBS securities. Based upon the Company’s cash flow modeling, which on an undiscounted basis shows recovery of amortized cost, and the Company’s assertion of its ability and intent to retain the securities until recovery, it has been determined that these securities are temporarily impaired as of December 31, 2008.

e) Carrying amount and fair value by contractual maturity of bonds at December 31, 2008 are as follows:

	Carrying	Fair
	Amount	Value
Maturing in:
2009	$140,929	$140,568
2010 through 2013	1,361,128	1,242,568
2014 through 2018	3,330,971	2,834,290
After 2018	5,424,738	4,400,539
Subtotal	10,257,766	8,617,965
Mortgage-backed securities	2,640,823	2,229,720
Asset-backed securities	996,074	759,056
Total	$13,894,663	$11,606,741

Expected maturities may differ from contractual maturities because certain borrowers may have the right to call or prepay their obligations with or without prepayment penalties.

Surplus debentures with a fair value of $97,316 mature subsequent to 2018 and $486 matures in the period 2014 through 2018.

(f) Proceeds from the sale of bonds

Proceeds from the sale of bonds totaled $4,373,288 in 2008, $5,645,444 in 2007 and $6,818,342 in 2006. Gross gains on the sale of bonds totaled $66,878 in 2008, $58,660 in 2007 and $63,741 in 2006; gross losses totaled $156,763 in 2008, $68,478 in 2007 and $112,785 in 2006.Net realized (losses) gains after tax of $(416,552), $(159,899) and $210,189 were transferred to the IMR in 2008, 2007 and 2006, respectively. The realized gains and losses transferred to the IMR are from all disposal types (sales, paydowns, maturities, etc.) and, in certain instances, include other-than-temporary impairment losses.

23

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(g) Other than temporary impairments

For the years ended December 31, 2008 and 2007, the Company recognized losses totaling $356,053 and $53,140, respectively, related to bonds and preferred stocks which experienced other than temporary impairments and had a carrying value of $495,250 and $98,701 and a fair value of $139,197 and $45,561, respectively, at the time of impairment. The Company recognized impairments on these bonds and preferred stocks due to declines in the financial condition and short term prospects of the issuers. During 2008 and 2007, the Company also recognized losses totaling $39,889 and $10,904, respectively, related to structured securities to which the yield had become negative. These structured securities had a carrying value of $107,102 and $23,757 and estimated undiscounted cash flows of $67,213 and $12,853, respectively, at the time of impairment. For the year ended December 31, 2006, the Company did not recognize any material losses on bonds, preferred stocks, common stocks, surplus debentures or other invested assets that were other than temporarily impaired.

(h) Bonds on deposit

Cash and bonds on deposit with state insurance departments or reinsurers to satisfy regulatory requirements or contract terms had a fair value of $14,078 and $13,714 at December 31, 2008 and 2007, respectively.

(i) Securities lending

The Company terminated the securities lending program in which it participated in September 2008. Under the program, the Company lent securities to brokers to cover short sales and failed transactions. The loaned securities remained assets of the Company and were not removed from the accounting records. The Company received collateral, primarily cash, in the amount of 102% of the loaned amount as part of the lending agreement. The collateral was deposited directly into a unit-trust account of the trustee and was not available for general use by the Company and therefore was not recorded as an asset and a corresponding liability. The collateral was adjusted based on changes in the market value of the loaned security. No securities were on loan at December 31, 2008 due to the termination of the program. At December 31, 2007, the Company had loaned out to other entities securities with a carrying value of $27,669 and a fair value of $26,651. The collateral held by the Company had a market value of $27,385 at December 31, 2007. The average balances of securities loaned out during 2008, 2007 and 2006 were $569,687, $763,221 and $874,960, respectively.

(j) Concentration of credit risk

The Company held investments exposed to subprime mortgage risk with a carrying value totaling $553,869 and $636,297 or 3.4% and 3.7% of cash and invested assets at December 31, 2008 and 2007, respectively. The actual cost, fair value and net unrealized loss related to these investments was $552,201, $368,496 and $185,373, respectively, at December 31, 2008. The actual cost, fair value and net unrealized loss related to these investments was $634,732, $607,330 and $28,967, respectively, at December 31, 2007. The Company did not have any direct exposure to subprime mortgages loans during 2008 and 2007. The Company recognized other than temporary impairment losses on investments exposed to subprime mortgage risk of $20,411 during 2008. The Company did not recognize any other than temporary impairment losses on investments exposed to subprime mortgage risk in 2007 or 2006.

24

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

The Company defines exposure to subprime mortgage risk using market accepted guidelines on FICO scores and documentation. The evaluation of securities includes reviewing the quality of the servicer, pool specific statistics, the position of the security within the trust holding the mortgages and the credit enhancement available to protect the principal value of the security being evaluated. Risk exposure associated with subprime market fluctuation and cash flow deterioration is managed by actively monitoring securities in the asset-backed securities (“ABS”) sector. The decision to sell a security and realize the loss or hold the security and recognize an other-than-temporary impairment loss is dependent upon the active monitoring of the portfolio.

The Company also held investments exposed to risk from monoline insurers with a carrying value totaling $563,004 and $525,872 or 3.4% and 3.1% of cash and invested assets at December 31, 2008 and 2007, respectively. The investments had a fair value of $431,922 and $502,010 at December 31, 2008 and 2007, respectively. The Company recognized other than temporary impairment losses on investments exposed to risk from monoline insurers of $22,007 during 2008 and $11,377 during 2007. The Company did not recognize any other than temporary impairment losses on investments exposed to risk from monoline insurers in 2006.

At December 31, 2008 and 2007, the Company held non-investment grade bonds with a carrying value totaling $482,656 or 2.9% and $317,171 or 1.8%, respectively, of cash and invested assets. These noninvestment grade bond holdings are widely diversified and have produced results consistent with the Company’s investment strategy. These noninvestment grade bond holdings had a fair value at December 31, 2008 and 2007 of $299,085 and $281,469, respectively.

The Company’s investments in mortgage loans principally involve commercial real estate. Mortgage loans consist of first mortgage liens on completed income-producing properties. The outstanding principal balance on any individual property does not exceed $626 and $653 at December 31, 2008 and 2007, respectively.

25

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(k) Investments in excess of 10% of capital and surplus

Investments, aggregated by issuer, in excess of 10% of capital and surplus, other than investments in affiliates and investments issued or guaranteed by the United States government or its agencies, are as follows:

	Carrying Amount	NAIC Designation
At December 31, 2008

JP Morgan US Government Money Market	$889,165	1
Wachovia Bank Commercial Mortgage	198,476	1, 2 & 3
Bear Sterns Commercial Mortgage	187,156	1
LB-UBS Commercial Mortgage Trust	153,094	1 & 2
Greenwich Capital Commercial Funding	136,276	1 & 2
Southwestern Bell Telephone Company	127,257	1 & 2
SETS Trust	125,392	1
Bank of Scotland	124,464	1
Structure Asset Backed Link	124,206	1
Wachovia Corp	118,194	2
Patrons' Legacy	113,498	1
Citigroup Inc	111,619	1, 2 & 6
Prudential Holdings, LLC	109,368	1
NB Capital Trust IV	107,962	1
International Lease Finance Corp	104,479	1
Southwestern Electric Power	95,700	2
Countrywide Asset-backed Certificates	95,584	1 & 2
New England Mutual	94,947	1
Fifth Third Capital Trust IV	91,009	1 & 2
Provident Bank	86,393	1 & 2
Oil and Gas Royalty Trust	84,727	1
Goldman Sachs Group Inc	84,661	1
Morgan Stanley	84,164	1 & 2
Corp Andina De Fomento	82,705	1
Turner Broadcasting	82,585	2
GS Mortgage Securities Corp II	81,697	1
Bank of America Funding Corp	81,610	1, 2 & 3

26

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

	Carrying Amount	NAIC Designation
At December 31, 2007

JP Morgan US Government Money Market	$227,845	1
LB-UBS Commercial Mortgage Trust	157,288	1
Greenwich Capital Commercial Funding	135,031	1
SETS Trust	120,894	1
Structure Asset Backed Link	119,430	1
Wachovia Bank Commercial Mortgage	110,132	1
GS Mortgage Securities Corp	107,374	1
Bear Sterns Commercial Mortgage	106,776	1
Citigroup Inc	106,376	1
Oil and Gas Royalty Trust	106,132	1
Prudential Holdings, LLC	99,246	1
FNMA Preferred Stock	84,241	1
Aphex Capital Motive	80,000	1
Grupo Televisa S.A.	73,443	2
Skandinav Enskil	72,687	2
Hutchison Whamp Intl LTD	71,500	1

NOTE 4: SUBSIDIARIES

Statutory financial information of the Company's insurance subsidiary, OMFLNY, is summarized as follows:

	2008	2007	2006

Summary Balance Sheet and Income Statement
at or for the years ended December 31
Total admitted assets	$472,553	$483,895	$487,639

Total capital and surplus	$34,843	$37,957	$33,072

Net (loss) income	$(5,920)	$4,918	$(2,083)

The Company owns 100% of the outstanding common stock of all its subsidiary investments. The operations and net worth of the Company's other subsidiaries are not material.

27

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 5: TRANSACTIONS WITH AFFILIATES

The Company periodically reimburses Old Mutual Business Services, Inc. (“OMBS”), an affiliate, for costs incurred on its behalf. These costs include routine operating expenses incurred in the normal conduct of business such as shared home office facilities, information technology, finance, legal, actuarial, human resources services and general overhead costs, including salaries and benefits. These costs are generally determined on the basis of use by the Company and are included in expenses as incurred. Also, the Company shares its office facilities and personnel with its subsidiaries and other affiliates. Such shared costs and expenses are allocated to its subsidiaries and other affiliates based on time and usage studies. These allocations would vary depending on the assumptions underlying those studies. Amounts incurred by the Company were $79,180 in 2008, $77,242 in 2007, and $65,120 in 2006.

The Company has guaranteed the performance of obligations under certain noncancelable office space lease agreements on behalf of OMBS. The Company either shares these facilities with other affiliates or makes exclusive use of such facilities. As discussed above, the Company reimburses OMBS for its use of such facilities.

At December 31, 2008, the minimum aggregate rental commitments on the guaranteed lease agreements are as follows:

Amount
2009	$ 468

The Company's investments are managed by affiliated companies of the ultimate parent organization. Fees incurred in connection with these services (excluding any overall intercompany allocations) totaled $10,860 in 2008, $18,779 in 2007, and $23,001 in 2006.

Amounts due from and due to the parent and/or affiliates resulting from affiliate transactions, other than reinsurance transactions and federal income tax sharing transactions, are classified as receivable from or payable to affiliates in the statutory statements of admitted assets, liabilities, and capital and surplus.

The Company received the following cash surplus contributions from its current parent, OMUSLH in 2008: September 29, $30,000 and November 6, $100,000.

The Company also received a surplus contribution from OMUSLH in the amount of $225,000 effective December 31, 2008. The amount receivable from OMUSLH for this capital contribution was recorded pursuant to SSAP No. 72, “Surplus and Quasi Reorganizations”, and is included in Receivable from parent, subsidiaries and affiliates in the Company’s statutory statement of admitted assets and in paid-in and contributed surplus in the statement at December 31, 2008. The Company received cash from OMUSLH on February 27, 2009 to satisfy the amount receivable.

The Company received a $1,000 cash surplus contribution from its current parent, OMUSLH, on March 19, 2007.

28

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 5: TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company received a surplus contribution from OMUSLH in the amount of $23,000 effective December 31, 2006. The amount receivable from OMUSLH for this capital contribution was recorded pursuant to SSAP No. 72, “Surplus and Quasi Reorganizations”, at December 31, 2006. The Company received cash from OMUSLH on February 22, 2007 to satisfy the amount receivable.

The Company received the following cash surplus contributions from its current parent, OMUSLH, and former parent, Omnia, in 2006: January 31, $10,000; June 30, $10,500; December 28, $2,250; December 29, $92,750; and $23,000 effective December 31, 2006 but received on February 22, 2007.

See Note 9 for reinsurance transactions with affiliated entities.

29

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 6: FEDERAL INCOME TAXES

(a)	Intercompany income tax receivables

The Company had income tax receivable balances at December 31, 2008 of $15,777 and $244 that are due from OMUSLH and OMFLNY, respectively. The Company had income tax receivable balances at December 31, 2007 of $15,694 and $321 that were due from OMUSLH and OMFLNY, respectively.

(b)	Permanent and temporary differences

The Company’s income tax incurred and change in deferred income tax differ from the amount obtained by applying the federal statutory rate of 35% to the loss from operations before tax as follows:

For the years ended December 31	2008	2007	2006

Net gain (loss) from operations before income taxes	$65,170	$(41,001)	$(158,045)
Net realized capital (losses) gains	(767,874)	(160,352)	202,562
	(702,704)	(201,353)	44,517

Income tax (benefit) expense at 35% statutory rate	(245,946)	(70,474)	15,581
Increase (decrease) in tax resulting from:
Nondeductible expenses for meals, penalties, and lobbying	71	74	68
Derivative and investment income	(45,429)	(4,156)	6,773
IMR amortization	87,435	26,747	(98,610)
Income from subsidiary	2	3	3
Surplus adjustment on reinsurance	-	8,724	(8,724)
Surplus reserve adjustment	-	1,857	-
Amortization of deferred reinsurance gains	(22,817)	(2,208)	(2,010)
Deferred reinsurance gains	78,425	46,548	33
Prior year tax adjustments	12	717	(76)
LIHTC tax credits	(3,834)	(5,029)	(5,459)
Other	(504)	6,304	(12,643)
Total income tax (benefit) expense	$(152,585)	$9,107	$(105,064)

Current income taxes (benefit) expense	$(2,047)	$360	$170
Change in deferred income tax (exclusive of tax
related to nonadmitted assets)	(150,538)	8,747	(105,234)
Total income tax (benefit) expense	$(152,585)	$9,107	$(105,064)

30

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 6: FEDERAL INCOME TAXES (CONTINUED)

(c)	Deferred income taxes

The tax effects of significant temporary differences giving rise to deferred tax assets and liabilities as of December 31, 2008 and 2007 are as follows:

	2008	2007
Deferred tax assets:
Discounting of unpaid losses	$-	$5,337
Property and equipment	2,322	2,442
Tax ceding commission	163	189
Accrued expenses	7,764	4,808
Net operating loss carryforward	118,074	40,637
Investment basis differences	125,213	28,714
Deferred policy acquisition expenses	99,093	91,977
Receivable from agents	11,601	14,562
Tax credits	68,427	65,741
Capital loss carryforward	66,531	28,277
Other	739	1,160
Total gross deferred tax assets	499,927	283,844
Nonadmitted deferred tax assets	(380,684)	(226,784)
Admitted deferred tax assets	119,243	57,060

Deferred tax liabilities:
Discounting of unpaid losses	68,319	-
Guaranty funds receivable	2,003	1,263
Other	4,393	4,328
Total deferred tax liabilities	74,715	5,591

Net admitted deferred tax asset	$44,528	$51,469

The change in deferred taxes for the year ended December 31, 2008 is comprised of the following:

	2008	2007	Change
Total gross deferred tax assets	$499,927	$283,844	$216,083
Total deferred tax liabilities	(74,715)	(5,591)	(69,124)
Net deferred tax asset	425,212	278,253	146,959
Nonadmitted deferred tax assets	(380,684)	(226,784)	(153,900)
Net admitted deferred tax asset	$44,528	$51,469	$(6,941)

31

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 6: FEDERAL INCOME TAXES (CONTINUED)

The change in deferred income taxes as presented in the tax rate reconciliation table for the year ended December 31, 2008 is comprised of the following components:

	2008	2007	Change

Net deferred tax asset	$425,212	$278,253	$146,959
Tax effect of nonadmitted assets	(18,395)	(21,974)	3,579
Net tax effect without deferred taxes on nonadmitted assets	$406,817	$256,279	$150,538
Change in deferred income tax as presented in the tax rate
reconciliation table			$150,538

(d)	Current income taxes incurred consist of the following major components:

For the years ended December 31	2008	2007	2006

Current year tax expense (benefit)	$(1,097)	$(353)	$-
Tax return true up	(950)	713	170
Current income taxes incurred	$(2,047)	$360	$170

(e) Net operating losses

At December 31, 2008, the companies that comprise the Life Subgroup had a combined $337,355 net operating loss carryforward which will expire in the years 2019 through 2023 if unused. The Life Subgroup also has a $190,087 capital loss carryforward as of December 31, 2008 which will expire in the years 2012 and 2013 if unused. In addition, the Life Subgroup has $68,427 of tax credits available to be carried forward and applied against tax in future years. If unused, $65,736 of federal low income housing and federal historic credits will expire in the years 2017 through 2028. Alternative minimum tax credits of $2,691 have no expiration date. On a stand alone basis, all of these loss carryforwards and tax credits are available to the Company.

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value information is based on quoted market prices where available, which approximates the SVO published market prices. In cases where quoted market prices are not available, fair values are based on internal estimates using present value or other valuation techniques.

Certain financial instruments and all nonfinancial instruments are exempted from disclosure requirements, including the fair value of many insurance-related liabilities. However, in its strategy of asset/liability matching, the Company takes into consideration the future cash requirements of its insurance-related liabilities. The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto.

32

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Cash and short term investments: The carrying amounts reported approximate their fair values.

Bonds: Fair values for publicly traded bonds are based on quoted market prices. For privately placed bonds, estimated fair values are obtained from independent pricing services, brokers, or are derived by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investment. Internal valuation models are used for bonds where no active market exists.

Preferred stocks: Fair values for publicly traded preferred stocks are based on quoted market prices. For privately placed preferred stocks, estimated fair values are obtained from independent pricing services or brokers.

Common stocks: The fair values of unaffiliated common stocks are based on values determined by the SVO.

Mortgage loans and policy loans: Fair values for policy loans are estimated using discounted cash flow analysis, using interest rates currently being offered for loans with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying value for mortgage loans approximates the fair value.

Surplus debentures: The fair values of surplus debentures are based on quoted market prices or estimated fair values are obtained from independent pricing services.

Derivative instruments: The fair value of options and swaptions are based upon quoted market prices and valuation pricing models and represent what the Company would expect to receive or pay at the balance sheet date if the Company cancelled the options, entered into offsetting positions, or exercised the options. The fair value of swaps are based upon valuation pricing models and represent what the Company would expect to receive or pay at the balance sheet date if the Company cancelled the swaps or entered into offsetting swap positions. The fair value of futures contracts at the balance sheet date represents the cumulative unsettled variation margin.

Other assets and other liabilities: Other assets and liabilities considered financial instruments are generally of a short-term nature, and it is assumed the carrying value approximates fair value. It is not practicable to estimate a fair value for investments in limited partnerships due to the closely-held nature of these investments.

Investment contracts: Fair values for the Company's deferred annuities, other than FIAs, and group annuities are primarily derived by estimating the cost to extinguish its liabilities under an assumption reinsurance transaction. The estimated statutory profits the assuming company would realize from the transaction are discounted at typical internal rates of return, ranging from 4% to 12%. The fair values of the equity call options related to the Company’s FIA products are derived using market indices, pricing assumptions and historical data. The fair values of the remaining liabilities under investment contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for like contracts with similar maturities.

33

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and estimated fair values at December 31, 2008 and 2007 are as follows:

	2008		2007
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

Bonds:
Publicly traded	$10,348,017	$8,695,081	$11,250,594	$11,092,532
Private placements	3,546,646	2,911,660	3,558,354	3,548,942
Total bonds	$13,894,663	$11,606,741	$14,808,948	$14,641,474

Preferred stocks:
Publicly traded	$814,796	$547,545	$822,277	$755,760
Private placements	487,622	265,902	511,610	478,999
Total preferred stocks	$1,302,418	$813,447	$1,333,887	$1,234,759

Common stocks - unaffiliated	$40,875	$40,875	$44,737	$44,737

Mortgage loans on real estate	$1,242	$1,242	$1,297	$1,297

Policy loans	$85,174	$89,936	$81,586	$86,408

Surplus debentures	$107,194	$97,802	$107,755	$107,161

Derivative instruments - assets	$25,955	$25,955	$20,998	$20,998

Derivative instruments - liabilities	$5,542	$5,542	$2,886	$2,886

Investment contracts:
Deferred annuities	$11,500,916	$11,279,635	$12,212,819	$11,797,391
Payout annuities without life contingency	900,739	939,007	940,134	939,987
Group annuities	277,123	275,694	72,297	69,456
Total investment contracts	$12,678,778	$12,494,336	$13,225,250	$12,806,834

Additional data with respect to fair values of the Company's investments is disclosed in Note 3.

Certain financial instruments are carried at fair value in the statement of admitted assets, liabilities, and capital and surplus.  Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market.

34

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available.  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price.  These valuation techniques involve some level of management estimation and judgment.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Statement of Financial Accounting Standard No. 157 “Fair Value Measurements”.   The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

Level 1 - Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 –  Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument.  Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement.  Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

35

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(a) Financial assets and liabilities measured at fair value on a recurring basis

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Total

Common Stock (unaffiliated)	$-	$40,875	$40,875
Separate account VA assets	11,706	-	11,706
Derivative instruments - assets	-	25,955	25,955
Total assets at fair value	11,706	66,830	78,536

Derivative instruments - liabilities	$-	$5,542	$5,542

Common stock: The Company’s investment in unaffiliated common stock that is reported at fair value is classified in Level 2 and represents the Company’s investment in FHLB common stock. The fair value of this stock is set equal to its cost, which represents the price at which the FHLB will repurchase the stock.

Separate Account VA assets: Separate Account VA assets are classified in Level 1 as these assets are comprised of actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies. Fair values and changes in the fair values of the Company’s Separate Account VA assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Derivatives: Amounts classified in Level 2 represent over-the-counter equity options and a swap contract.  Fair values for these instruments are determined externally by an independent actuarial firm using market observable inputs. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives. However, the Company is largely protected by collateral arrangements with counterparties.

The Company does not have any invested assets carried at fair value on a recurring basis where the fair value would be classified in Level 3.

36

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(b) Assets measured at fair value on a non-recurring basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stocks valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value.  The following table summarizes the assets measured at fair value on a non-recurring basis during the year ended December 31, 2008 and the related realized gains (losses) and change in the related unrealized gains (losses):

	Fair Value
	Quoted Prices in Active Markets for Identical assets (Level 1)	Significant Other Observable Inputs (Level 2)	Total Gains (Losses)

Bonds	$0	$109,776	($154,696)
Preferred stocks	3,555	18,683	(208,542)

NOTE 8: RESERVES

At December 31, 2008 and 2007, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	2008		2007
	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,009,376	12.7%	$2,139,665	13.2%
At book value less current surrender charge of 5% or more	9,116,025	57.6	9,500,927	58.6
Total with adjustment or at fair value	11,125,401	70.3	11,640,592	71.8

Subject to discretionary withdrawal without adjustment:
At book value with minimal or no charge or adjustment	1,549,348	9.8	1,320,582	8.2
Not subject to discretionary withdrawal	3,142,272	19.9	3,245,691	20.0
Total annuity reserves and deposit fund liabilities
before reinsurance	15,817,021	100.0%	16,206,865	100.0%
Less reinsurance ceded	495,854		299,519
Net annuity reserves and deposit fund liabilities	$15,321,167		$15,907,346

In addition, the Company’s life, health and miscellaneous reserves totaled $618,583 and $566,757 at December 31, 2008 and 2007, respectively.

37

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE

The Company reinsures portions of its policy risks with other insurance companies. The use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance liability regardless of whether it is entitled to or able to receive payment from the reinsurer. The Company also assumes policy risks from other insurance companies.

The effect of reinsurance on premiums earned and benefits incurred for the years ended December 31, 2008, 2007 and 2006 were as follows:

	Premiums Earned			Benefits Incurred

	2008	2007	2006	2008	2007	2006
Direct	$2,231,633	$2,760,300	$2,799,675	$2,562,868	$4,019,644	$2,118,830
Assumed	51,711	48,253	37,812	63,380	69,156	47,441
Ceded	483,853	515,715	346,565	272,114	224,621	236,824
Net	$1,799,491	$2,292,838	$2,490,922	$2,354,134	$3,864,179	$1,929,447

Effective September 30, 2008, the Company entered into a yearly renewable term, quota share, reinsurance agreement with Old Mutual Reassurance (Ireland) Ltd. (“OM Re”), an affiliated company, whereby OM Re assumes a portion of the risk that policyholders exercise the “free partial withdrawal” features on certain deferred annuity policies. Under the terms of the reinsurance agreement, the Company pays a quarterly premium and receives payment for waived surrender charges along with an experience refund for favorable experience. At December 31, 2008, the Company reduced its annuity reserve liability by $224,071 to reflect the reserves ceded. The Company transferred the net gain from this reinsurance agreement in 2008 of $224,071 to segregated surplus via a reduction of ceded commissions. The net gain will be amortized into income as earnings emerge from the business.

Effective December 31, 2007, the Company entered into a reinsurance agreement with Wilton Reassurance Company (“Wilton Re”) whereby Wilton Re assumed on a coinsurance basis a quota share of certain term life insurance business issued prior to 2006 and future reinsurance allowances from third-party reinsurers related to this business. Also, under the terms of the agreement, any risks currently ceded to third-party reinsurers will automatically be ceded to Wilton Re upon termination or recapture of the risk from the third-party reinsurers. At December 31, 2007, the Company reduced its life insurance reserve liability by $72,875 to reflect the reserves ceded to Wilton Re. The Company also recorded an amount due from Wilton Re of $45,800 which is comprised of a ceding commission of $118,675 partially offset by the initial ceded premium of $72,875. The after-tax gain on this transaction of $118,076 was transferred to segregated surplus and will be amortized into income as earnings emerge from the business reinsured. The amount due from Wilton Re was received in full in January 2008. During 2008 $25,094 of the gain was amortized into operating income. The amount of ceded reserves related to this transaction at December 31, 2008 was $77,061.

Effective June 30, 2006 and in connection with the dissolution of Omnia, the Company, Omnia and an unaffiliated insurance company entered into an agreement to novate to the Company the annuity business previously ceded from the unaffiliated insurance company to Omnia. All terms of the coinsurance agreement between Omnia and the unaffiliated insurance company continue, with the Company taking the place of Omnia. Omnia transferred reserve liabilities totaling $255,038 and assets with a fair value of $266,072 to the Company. Policy reserves at December 31, 2008 and 2007 included $220,974 and $228,409 of coinsurance assumed, respectively.

38

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE (CONTINUED)

The Company also entered into a novation agreement with Omnia and an unaffiliated insurance company effective October 1, 2006. All terms of the yearly renewable term retrocession agreement between Omnia and the unaffiliated insurance company continue, with the Company taking the place of Omnia. Omnia transferred reserves and claim liabilities totaling $14,000 to the Company. Funds withheld by the unaffiliated insurance company under the agreement totaling $14,000 were also transferred to the Company.

The Company assumes insurance that is in excess of OMFLNY’s retention limits. Reinsurance assumed premiums received under these contracts were $450, $426 and $432 in 2008, 2007 and 2006, respectively. Reinsurance assumed benefits incurred in 2008, 2007 and 2006 were $367, $277 and $607, respectively. Reinsurance amounts payable to OMFLNY on paid and unpaid losses were $21 and $177 at December 31, 2008 and 2007, respectively. Policy reserves included $130 and $134 of reinsurance assumed at December 31, 2008 and 2007, respectively.

During 2003, the Company entered into coinsurance agreements with OM Re to cede various blocks of immediate annuities and life insurance policies. Reserves of $534,000 were ceded to OM Re throughout 2003. The transactions resulted in total ceding commissions of $16,297, which was credited to surplus in accordance with the retroactive reinsurance treatment of in-force blocks of business. Effective May 31, 2007, the Company altered one of these coinsurance agreements to recapture a certain single issue year of single premium immediate annuities (the “Recapture Transaction”). Under the terms of the Recapture Transaction, OM Re transferred cash and investment securities with a fair value of $359,671 to the Company. This payment compensated the Company for the loss of the ceded reserve credit of $339,478, the IMR held by the Company of $14,317 and the capital required to support the recaptured business of $5,876.

During 2002, the Company entered into three coinsurance agreements with OM Re. The first agreement increased the reinsurance percentage of the December 31, 2001 deferred annuity block from 42% to 48.75% and also coinsured 48.75% of deferred annuities issued between July 1, 2001 and December 31, 2001. The second agreement reinsured 100% of a single premium universal life plan code and 5% of the June 30, 2002 in force and future new business of the Company’s term plan codes. The third agreement reinsured 49% of the deferred annuity business the Company wrote in 2002 and 22% of the December 31, 2002 in force of a whole life plan code. Under the coinsurance agreement, the investment risk of the ceded policies was transferred to OM Re; however, the policies will continue to be administered by the Company. The transactions resulted in total ceding commissions of $64,900, which was credited to surplus in accordance with the retroactive reinsurance treatment of in- force blocks of business. Effective May 31, 2007, the Company increased the ceding percentage from 5% to 10% for the term life insurance plan codes ceded under the coinsurance agreement effective June 30, 2002. Under the terms of the participation increase, the Company paid $30,302 to OM Re which represented ceded premiums of $28,945 and a ceding commission of $1,357. At May 31, 2007, the Company recorded an additional ceded reserve credit of $28,945 related to this additional term life insurance ceded to OM Re.

39

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE (CONTINUED)

The unamortized portion of the deferred ceding commissions from the 2002 and 2003 transactions of $23,292 were transferred to segregated surplus in 2006 and are being amortized into operating income as the profits emerge from this business. During 2008, 2007 and 2006, $5,221, $2,374 and $2,834, respectively, of the ceding commissions were amortized into operating income. None of the unamortized portion of the deferred ceding commissions is related to the business included in the Recapture Transaction.

The Company and Unified Life Insurance Company (“ULIC”) entered into two reinsurance agreements on May 1, 2001. Under a bulk assumption treaty, in consideration for the purchase of the policies in force at the time Americom was acquired by Omnia, Americom (the ceding company) agreed to transfer to ULIC (the reinsurer) the net policy liabilities of the policies in force in certain states as ULIC became licensed in the various states. There were no reserve transfers in 2005. In 2006, the remaining reserve liability on this block of business of $11.4 million was transferred to ULIC. Under a modified coinsurance treaty, Americom ceded 100% of the risk to ULIC on all of the policies (on the books at the time of acquisition) not yet transferred to ULIC under the bulk assumption treaty. No modified coinsurance reserve credit was outstanding on this business at December 31, 2006 since the remaining block of business was transferred to ULIC in June 2006.

During 2005, the Company entered into a modified coinsurance agreement with an unaffiliated life insurance company to reinsure approximately $550,000 net statutory reserves of the Company’s fixed- indexed annuity block. The transaction resulted in a ceding commission of $40,474 which was recorded to surplus. The deferred ceding commission was transferred to segregated surplus in 2006 and was being amortized into operating income as the profits emerged from this business. During 2007 and 2006, $3,457 and $2,495, respectively, of the ceding commission was amortized into operating income. The amount of ceded reserves related to this transaction at December 31, 2007 was $583,267. Effective October 1, 2008, the Company entered into a recapture transaction with the unaffiliated life insurance company. Under the terms of the recapture, the Company will pay to the unaffiliated life insurance company a recapture fee of $32,500 plus 4% interest accumulated from the effective date of the recapture transaction to the date payment is made. The payment was made on January 23, 2009. As a result of the recapture, the remaining unamortized ceding commission balance of $34,622 was amortized into operating income in 2008.

Effective December 1, 1997, the Company entered into a coinsurance contract with an unaffiliated life insurance company to cede 25% of a block of structured settlement annuity policies sold between 1987 and 1993. Under the coinsurance agreement, the investment risk of the ceded policies was transferred to the coinsurer; however, the policies will continue to be administered by the Company. The block had a statutory reserve of approximately $142,000 that was transferred to the coinsurer. The amount of ceded reserves related to this coinsurance transaction was $94,631 and $97,587 at December 31, 2008 and 2007, respectively.

Effective August 1, 1996, the Company entered into a coinsurance contract with an unaffiliated life insurance company to cede 100% of the remaining block of single premium deferred annuities that was originally sold through national investment broker dealers (the “broker SPDA block”). The broker SPDA block had a statutory reserve of approximately $951,000 that was ceded to the coinsurer. The amount of ceded reserves related to this transaction at December 31, 2008 and 2007, was $175,246 and $199,874, respectively. The transaction resulted in a ceding commission of $12,000  ($19,000  net  of  $7,000  tax)  that was credited to  the segregated surplus account.

40

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE (CONTINUED)

The ceding commission in the segregated surplus account is being amortized into operating income in proportion to the annual reduction of the block’s ceded reserves. During 2008, 2007 and 2006, $256, $476 and $414 of the ceding commission, respectively, was amortized into operating income.

Amounts payable or recoverable for reinsurance on paid and unpaid claims are not subject to periodic or maximum limits. During 2008, 2007 and 2006, the Company did not write off any reinsurance balances nor commute any ceded reinsurance.

No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 10: DIVIDEND RESTRICTIONS

Under Maryland law, as it applies to the Company, any proposed payment of a dividend is classified as an "extraordinary dividend" if it, together with the aggregate fair market value of other dividends or distributions made during the preceding twelve months, exceeds the lesser of 10% of adjusted capital and surplus as of the preceding December 31 or net gain from operations before realized capital gains or losses for the preceding year. No extraordinary dividends may be paid without prior approval of the MIA. The maximum amount of dividends the Company will be permitted to distribute during 2009 without the prior approval of the MIA is $67,217. No dividends were paid for the years ended December 31, 2008 or 2006. In April 2007, the Company sought and was granted approval from the MIA to pay an extraordinary dividend of $40,000 in cash to OMUSLH. The dividend was paid on May 14, 2007.

NOTE 11: CAPITAL AND SURPLUS

Life insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC is used to evaluate the adequacy of capital and surplus maintained by an insurance company in relation to risks associated with: (i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risk. The Company monitors the level of its RBC and has exceeded all of the NAIC’s minimum requirements as of December 31, 2008 and 2007.

41

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 12: COMMITMENTS

The Company leases office space under non-cancelable operating leases that expire in 2011. This lease has renewal options through 2015 with adjustments in the renewal years. The Company also leases office furniture and office equipment under noncancelable operating leases that expire in 2011. The Company is not involved in any material sale-leaseback transactions. During the years ended December 31, 2008, 2007 and 2006, rent expense was $4,408, $3,184 and $2,386, respectively. At December 31, 2008, the minimum rental commitments for the next 3 years are as follows:

Year ending December 31:
Amount
2009	$2,240
2010	2,006
2011	637
Total	$4,883

NOTE 13: CONTINGENCIES

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2008 and 2007, the Company has accrued $6,034 and $4,340 for guaranty fund assessments, respectively. This figure could change should any new insolvencies arise. Management reviews open insolvencies annually to decide if the guaranty fund accrual is sufficient. Future premium tax deductions at December 31, 2008 and 2007 are estimated at $5,079 and $3,609, respectively.

The Company is routinely engaged in litigation in the normal course of business, including defending claims for policy benefits and punitive damages. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals (e.g., Ow/Negrete v. Fidelity & Guaranty Life Insurance Company; Bankhead v. OM Financial Life Insurance Company). The Company believes it has meritorious defenses to these claims and intends to defend the related litigation vigorously. In the opinion of management and in light of existing insurance, reinsurance and established reserves, such litigation is not expected to have a material adverse effect on the Company's financial position, although it is possible that the results of operations could be materially affected by an unfavorable outcome in any one annual period.

42

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 14: SEPARATE ACCOUNTS

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2008, 2007 and 2006 is as follows:

	2008	2007	2006
Total Premiums, deposits and other considerations for non-guaranteed products	$10,034	$3,611	$-

Reserves for separate accounts with assets at amortized cost	$315,304	$424,425	$423,183
Reserves for separate accounts with assets at fair value	11,698	3,579	-
Total Reserves	$327,002	$428,004	$423,183

Reserves for separate accounts by withdrawal characteristics:
Not subject to discretionary withdrawal	$315,304	$424,425	$423,183
Subject to discretionary withdrawal at fair value	11,698	3,579	-
Total Reserves	$327,002	$428,004	$423,183

Reconciliation of net transfers to or (from) separate accounts:
Transfers as reported in the summary of operations of the separate accounts:
Transfers to separate accounts	$10,766	$3,851	$-
Transfers from separate accounts	114	195	-
Net transfers to or (from) separate accounts	$10,652	$3,656	$-

Transfers as reported in the summary of operations of this financial statement	$10,652	$3,656	$-

43

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 15: RECONCILIATION OF AMOUNTS REPORTED IN THE COMPANY’S ANNUAL

STATEMENT

Subsequent to the Company filing its Annual Statement with regulatory authorities for the year ended December 31, 2006 and prior to the completion of the Company’s audited statutory financial statements, the Company determined that its current federal income tax recoverable was understated for 2006. Management of the Company concluded that it was appropriate to reflect this correction in the audited financial statements for the year ended December 31, 2006. This adjustment did not have a significant impact on the Company’s risk based capital for 2006. The adjustments to capital and surplus and the net loss for the year ended December 31, 2006 were recorded in the Annual Statement for the year ended December 31, 2007.

Reconciling items between the Company’s Annual Statement filed with regulatory authorities and these financial statements for the year ended December 31, 2006 are as follows:

2006

Total capital and surplus per annual statement	$647,364
Tax adjustment	686
Total capital and surplus	$648,050

Net loss per annual statement	$(165,610)
Tax adjustment	(242)
Other	10
Net loss	$(165,842)

44

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

INDEX TO FINANCIAL STATEMENTS
                                                                                                                             Page

Report of Independent Registered Public Accounting Firm	1
Statements of Assets and Liabilities as of December 31, 2008	2
Statements of Operations for the Period Ended December 31, 2008	4
Statements of Changes in Net Assets for the Periods Ended December 31, 2008 and 2007	16
Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm

The Board of Directors of OM Financial Life Insurance Company

and Contract Holders of Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Old Mutual Financial Network Separate Account VA of OM Financial Life Insurance Company (comprised of the sub-accounts listed in note 1, (collectively, the Account)), as of December 31, 2008, and the related statements of operations for the year ended December 31, 2008 and statements of changes in net assets and the financial highlights for each of the periods in the two-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts in the Account as of December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with United States generally accepted accounting principles.

/s/ KPMG LLP

Baltimore, Maryland
April 30, 2009

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Assets and Liabilities

As of December 31, 2008

	Shares	Cost	Fair Value
AllianceBernstein Variable Products Series Fund
VPS International Growth Portfolio B	1,134	$ 22,152	$ 14,074
VPS International Value Portfolio B	58,867	959,391	643,416
American Century Investments Variable Portfolios, Inc.
VP Income & Growth Fund II	4,514	21,781	21,759
VP International Fund II	6,329	37,183	37,533
VP Mid Cap Value Fund II	2,404	27,505	23,489
VP Value Fund II	2,585	14,780	12,097
Franklin Templeton Variable Insurance Products Trust
Franklin Global Communication Securities Fund - Class 2	2,275	16,595	15,129
Mutual Global Discovery Securities Fund - Class 2	4,216	69,191	66,824
Mutual Shares Securities Fund - Class 2	2,328	32,771	27,428
Franklin U.S. Government Fund - Class 2	58,335	737,888	757,776
Templeton Developing Markets Securities Fund - Class 2	3,733	30,652	22,547
Templeton Global Asset Allocation Fund - Class 2	938	9,971	7,945
Templeton Global Bond Securities Fund - Class 2	11,271	186,793	192,730
Legg Mason Partners Variable Equity Trust
Variable Small Cap Growth Portfolio II	6,822	73,543	58,736
Variable Fundamental Value Portfolio II	139	2,786	1,863
Variable Aggressive Growth Portfolio II	29	488	284
Legg Mason Partners Variable Income Trust
Variable Strategic Bond Portfolio II	53	535	407
Neuberger Berman Advisors Management Trust
AMT Lehman Brothers Short Duration Bond Portfolio Class I	46,112	558,675	493,863
AMT Partners Portfolio Class I	31,493	438,926	223,917
AMT Regency Portfolio Class S	28	505	260
AMT Guardian Portfolio Class S	49,003	802,331	606,663
AMT MidCap Growth Portfolio Class S	5,880	120,572	93,435
PIMCO Variable Insurance Trust
VIT High Yield Portfolio (Administrative Class)	49,692	356,307	281,255
VIT Long-Term U.S. Government Portfolio (Administrative Class)	47,056	539,596	575,499
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	30,626	308,853	214,687
VIT Global Bond Portfolio (Unhedged) (Advisor Class)	30,432	349,413	372,788
VIT Money Market Portfolio (Administrative Class)	2,791,761	2,791,761	2,791,761
VIT Real Return Portfolio (Advisor Class)	31,086	373,159	350,027
VIT Total Return Portfolio (Advisor Class)	114,503	1,184,771	1,180,527
Pioneer Variable Contracts Trust (Class II Shares)
Cullen Value VCT Portfolio ll	2,721	23,672	24,574
Equity Income VCT Portfolio II	38,830	762,474	592,547
Pioneer Fund VCT Portfolio ll	20	515	324
High Yield VCT Portfolio ll	10,893	104,785	70,261
Small Cap Value VCT Portfolio ll	10,409	82,694	70,367
Strategic Income VCT Portfolio ll	51	548	454
Royce Capital Fund
Micro Cap Portfolio (Service Class)	3,638	24,557	21,902

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Assets and Liabilities (Continued)

As of December 31, 2008

	Shares	Cost	Fair Value
Rydex Variable Trust (Beacon Advisor only)
Multi-Hedge Strategies	463	$ 9,562	$ 9,719
CLS AdvisorOne Amerigo	1,811	63,292	39,190
Commodities Strategy	223	3,958	2,560
Essential Portfolio Conservative	3,431	84,931	74,556
Essential Portfolio Moderate	3,370	83,272	70,028
Essential Portfolio Aggressive	427	10,248	7,753
Government Long Bond 1.2x Strategy	127	1,756	2,185
Hedged Equity	418	7,736	8,015
Inverse Government Long Bond Strategy	4,191	81,470	56,993
Inverse Russell 2000® 1.5x Strategy	0	1	-
Inverse S&P 500® Strategy	3,256	216,280	190,294
Nova	0	1	-
NASDAQ-100®	7,421	116,803	77,924
All-Cap Opportunity	582	5,159	5,264
U.S. Government Money Market	341,850	341,850	341,850
T. Rowe Price Equity Series, Inc.
Blue Chip Growth II	50,835	492,031	340,596
Equity Income II	20,168	410,753	288,598
Health Sciences II	3,486	40,057	33,467
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	14,368	174,273	172,562
Van Kampen
UIF Core Plus Fixed Income Portfolio II	179	2,014	1,754
UIF Emerging Markets Debt Portfolio ll	3,860	25,195	24,858
UIF Mid Cap Growth Portfolio II	52	634	298
UIF Mid Cap Value Portfolio II	11,475	121,247	87,671
VK LIT Growth and Income II	24	533	333

Total assets		$ 13,361,175	$ 11,705,616

Accounts payable			7,588
Net assets			$ 11,698,028

Held for the benefit of contract holders			$ 11,603,072
Attributable to OM Financial Life Insurance Company			94,956
Net assets			$ 11,698,028

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	Total	VPS International Growth Portfolio B	VPS International Value Portfolio B	VP Income & Growth Fund II	VP International Fund II	VP Mid Cap Value Fund II
Investment income:
Dividends	$ 182,401	$ -	$ 2,644	$ 8	$ 3	$ -
Expenses:
Mortality and expense risk	87,347	10	9,777	17	22	21
Total expenses	87,347	10	9,777	17	22	21
Net investment income (loss)	95,054	(10)	(7,133)	(9)	(19)	(21)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	210,212	36	18,914	48	44	-
Net realized gain (loss) on redemption of investment shares	(1,308,844)	(160)	(170,324)	(5)	123	(19,471)
Net realized gain (loss) on investments	(1,098,632)	(124)	(151,410)	43	167	(19,471)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(130,741)	(112)	(6,275)	(22)	73	(53)
End of year	(1,655,331)	(8,078)	(315,977)	(22)	350	(4,016)
Net unrealized appreciation (depreciation) during the period	(1,524,590)	(7,966)	(309,702)	-	277	(3,963)
Net realized and unrealized gain (loss) on investments	(2,623,222)	(8,090)	(461,112)	43	444	(23,434)
Net increase (decrease) in net assets from operations	$ (2,528,168)	$ (8,100)	$ (468,245)	$ 34	$ 425	$ (23,455)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	VP Value Fund II	Franklin Global Communication Securities Fund - Class 2	Mutual Global Discovery Securities Fund - Class 2	Mutual Shares Securities Fund - Class 2	Franklin U.S. Government Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2
Investment income:
Dividends	$ 9	$ -	$ 274	$ 12	$ 12,404	$ 163
Expenses:
Mortality and expense risk	8	10	65	10	4,263	129
Total expenses	8	10	65	10	4,263	129
Net investment income (loss)	1	(10)	209	2	8,141	34
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	51	-	513	18	-	1,221
Net realized gain (loss) on redemption of investment shares	(244)	(3,056)	(295)	(1,218)	(1,086)	(1,736)
Net realized gain (loss) on investments	(193)	(3,056)	218	(1,200)	(1,086)	(515)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(14)	75	26	(22)	1,866	50
End of year	(2,683)	(1,466)	(2,367)	(5,343)	19,887	(8,105)
Net unrealized appreciation (depreciation) during the period	(2,669)	(1,541)	(2,393)	(5,321)	18,021	(8,155)
Net realized and unrealized gain (loss) on investments	(2,862)	(4,597)	(2,175)	(6,521)	16,935	(8,670)
Net increase (decrease) in net assets from operations	$(2,861)	$ (4,607)	$ (1,966)	$ (6,519)	$ 25,076	$ (8,636)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	Templeton Global Asset Allocation Fund - Class 2	Templeton Global Income Bond Fund - Class 2	Variable Small Cap Growth Portfolio II	Variable Fundamental Value Portfolio II	Variable Aggressive Growth Portfolio II	Variable Strategic Bond Portfolio II
Investment income:
Dividends	$ 50	$ 7,418	$ -	$ 37	$ -	$ 27
Expenses:
Mortality and expense risk	61	3,051	500	7	6	7
Total expenses	61	3,051	500	7	6	7
Net investment income (loss)	(11)	4,367	(500)	30	(6)	20
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	62	-	1,278	2	-	-
Net realized gain (loss) on redemption of investment shares	(19)	(6,012)	(5,669)	14	(2)	(1)
Net realized gain (loss) on investments	43	(6,012)	(4,391)	16	(2)	(1)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(165)	1,100	(630)	(34)	(11)	(16)
End of year	(2,026)	5,937	(14,807)	(923)	(204)	(128)
Net unrealized appreciation (depreciation) during the period	(1,861)	4,837	(14,177)	(889)	(193)	(112)
Net realized and unrealized gain (loss) on investments	(1,818)	(1,175)	(18,568)	(873)	(195)	(113)
Net increase (decrease) in net assets from operations	$ (1,829)	$ 3,192	$ (19,068)	$ (843)	$ (201)	$ (93)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	AMT Lehman Brothers Short Duration Bond Portfolio Class I	AMT Partners Portfolio Class I	AMT Regency Portfolio Class S	AMT Guardian Portfolio Class S	AMT MidCap Growth Portfolio Class S	VA Asset Allocation Balanced Portfolio
Investment income:
Dividends	$ 30,797	$ 1,561	$ 4	$ 3,698	$ -	$ 74
Expenses:
Mortality and expense risk	5,183	109	8	9,448	1,061	878
Total expenses	5,183	109	8	9,448	1,061	878
Net investment income (loss)	25,614	1,452	(4)	(5,750)	(1,061)	(804)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	49,259	1	28,273	-	155
Net realized gain (loss) on redemption of investment shares	(24,303)	(1,250)	(3,678)	(118,912)	(9,701)	(20,033)
Net realized gain (loss) on investments	(24,303)	48,009	(3,677)	(90,639)	(9,701)	(19,878)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(812)	(24)	(18)	(766)	(78)	(248)
End of year	(64,812)	(215,009)	(245)	(195,669)	(27,137)	-
Net unrealized appreciation (depreciation) during the period	(64,000)	(214,985)	(227)	(194,903)	(27,059)	248
Net realized and unrealized gain (loss) on investments	(88,303)	(166,976)	(3,904)	(285,542)	(36,760)	(19,630)
Net increase (decrease) in net assets from operations	$ (62,689)	$ (165,524)	$ (3,908)	$ (291,292)	$ (37,821)	$ (20,434)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	VA Asset Allocation Conservative Portfolio	VA Asset Allocation Moderate Growth Portfolio	VIT High Yield Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Commodity Real Return Strategy TM Portfolio (Advisor Class)	VIT Global Bond Portfolio (Unhedged) (Advisor Class)
Investment income:
Dividends	$ 44	$ -	$ 11,783	$ 8,180	$ 9,111	$ 613
Expenses:
Mortality and expense risk	1,088	16,467	116	3,685	2,531	330
Total expenses	1,088	16,467	116	3,685	2,531	330
Net investment income (loss)	(1,044)	(16,467)	11,667	4,495	6,580	283
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	52	-	788	6,574	3,249	-
Net realized gain (loss) on redemption of investment shares	(9,294)	(568,961)	(4,273)	7,535	(59,780)	(381)
Net realized gain (loss) on investments	(9,242)	(568,961)	(3,485)	14,109	(56,531)	(381)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(1,384)	(123,711)	(30)	2,758	4,013	39
End of year	-	-	(75,052)	35,903	(94,166)	23,375
Net unrealized appreciation (depreciation) during the period	1,384	123,711	(75,022)	33,145	(98,179)	23,336
Net realized and unrealized gain (loss) on investments	(7,858)	(445,250)	(78,507)	47,254	(154,710)	22,955
Net increase (decrease) in net assets from operations	$ (8,902)	$ (461,717)	$ (66,840)	$ 51,749	$ (148,130)	$ 23,238

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	VIT Money Market Portfolio (Administrative Class)	VIT Real Return Portfolio (Advisor Class)	VIT Total Return Portfolio (Advisor Class)	Cullen Value VCT Portfolio II	Equity Income VCT Portfolio II	Pioneer Fund VCT Portfolio II
Investment income:
Dividends	$ 23,600	$ 9,027	$ 25,265	$ 6	$ 14,857	$ 7
Expenses:
Mortality and expense risk	6,459	4,461	4,868	22	9,493	7
Total expenses	6,459	4,461	4,868	22	9,493	7
Net investment income (loss)	17,141	4,566	20,397	(16)	5,364	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	551	22,994	-	38,135	18
Net realized gain (loss) on redemption of investment shares	-	(21,598)	(5,983)	60	(113,049)	(1)
Net realized gain (loss) on investments	-	(21,047)	17,011	60	(74,914)	17
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	2,235	1,912	15	(8,955)	4
End of year	(1)	(23,132)	(4,246)	902	(169,927)	(191)
Net unrealized appreciation (depreciation) during the period	(1)	(25,367)	(6,158)	887	(160,972)	(195)
Net realized and unrealized gain (loss) on investments	(1)	(46,414)	10,853	947	(235,886)	(178)
Net increase (decrease) in net assets from operations	$ 17,140	$ (41,848)	$ 31,250	$ 931	$ (230,522)	$ (178)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	High Yield VCT Portfolio II	Small Cap Value VCT Portfolio II	Strategic Income VCT Portfolio II	Micro Cap Portfolio (Service Class)	Small Cap Portfolio	Multi-Hedge Strategies
Investment income:
Dividends	$ 4,110	$ 88	$ 34	$ 611	$ -	$ -
Expenses:
Mortality and expense risk	26	497	8	36	-	-
Total expenses	26	497	8	36	-	-
Net investment income (loss)	4,084	(409)	26	575	-	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	596	5,997	1	2,784	-	-
Net realized gain (loss) on redemption of investment shares	(3,169)	(5,213)	-	(370)	(71)	-
Net realized gain (loss) on investments	(2,573)	784	1	2,414	(71)	-
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(7)	(654)	1	(388)	(41)	-
End of year	(34,524)	(12,327)	(94)	(2,655)	-	157
Net unrealized appreciation (depreciation) during the period	(34,517)	(11,673)	(95)	(2,267)	41	157
Net realized and unrealized gain (loss) on investments	(37,090)	(10,889)	(94)	147	(30)	157
Net increase (decrease) in net assets from operations	$ (33,006)	$ (11,298)	$ (68)	$ 722	$ (30)	$ 157

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	CLS AdvisorOne Amerigo	Commodities Strategy	Essential Portfolio Conservative	Essential Portfolio Moderate	Essential Portfolio Aggressive	Government Long Bond 1.2x Strategy
Investment income:
Dividends	$ 157	$ 246	$ 2,963	$ 1,440	$ 100	$ 53
Expenses:
Mortality and expense risk	157	1	20	19	3	1
Total expenses	157	1	20	19	3	1
Net investment income (loss)	-	245	2,943	1,421	97	52
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	778	-	855	720	196	-
Net realized gain (loss) on redemption of investment shares	(145)	(1,775)	(8)	(11)	(16)	(119)
Net realized gain (loss) on investments	633	(1,775)	847	709	180	(119)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-	-	-	-	-
End of year	(24,102)	(1,398)	(10,375)	(13,244)	(2,495)	664
Net unrealized appreciation (depreciation) during the period	(24,102)	(1,398)	(10,375)	(13,244)	(2,495)	664
Net realized and unrealized gain (loss) on investments	(23,469)	(3,173)	(9,528)	(12,535)	(2,315)	545
Net increase (decrease) in net assets from operations	$ (23,469)	$ (2,928)	$ (6,585)	$ (11,114)	$ (2,218)	$ 597

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Hedged Equity	Inverse Government Long Bond Strategy	Inverse NASDAQ-100® Strategy	Inverse Russell 2000® 1.5x Strategy	Inverse S&P 500® Strategy	Nova
Investment income:
Dividends	$ -	$ 357	$ -	$ 70	$ 891	$ -
Expenses:
Mortality and expense risk	5	19	7	13	53	8
Total expenses	5	19	7	13	53	8
Net investment income (loss)	(5)	338	(7)	57	838	(8)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-	-	-
Net realized gain (loss) on redemption of investment shares	13	(10)	9,999	146	30,223	(119,112)
Net realized gain (loss) on investments	13	(10)	9,999	146	30,223	(119,112)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-	-	-	-	-
End of year	279	(24,477)	-	(1)	(25,986)	(1)
Net unrealized appreciation (depreciation) during the period	279	(24,477)	-	(1)	(25,986)	(1)
Net realized and unrealized gain (loss) on investments	292	(24,487)	9,999	145	4,237	(119,113)
Net increase (decrease) in net assets from operations	$ 287	$ (24,149)	$ 9,992	$ 202	$ 5,075	$ (119,121)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	NASDAQ-100®	All-Cap Opportunity	U.S. Government Money Market	Blue Chip Growth II	Equity Income II	Health Sciences II
Investment income:
Dividends	$ 182	$ -	$ 2,448	$ 494	$ 5,716	$ -
Expenses:
Mortality and expense risk	24	4	766	123	92	55
Total expenses	24	4	766	123	92	55
Net investment income (loss)	158	(4)	1,682	371	5,624	(55)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	7	-	-	13	417
Net realized gain (loss) on redemption of investment shares	(769)	(793)	-	(2,003)	(522)	(25,833)
Net realized gain (loss) on investments	(769)	(786)	-	(2,003)	(509)	(25,416)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-	-	47	(34)	36
End of year	(38,879)	105	-	(151,435)	(122,155)	(6,590)
Net unrealized appreciation (depreciation) during the period	(38,879)	105	-	(151,482)	(122,121)	(6,626)
Net realized and unrealized gain (loss) on investments	(39,648)	(681)	-	(153,485)	(122,630)	(32,042)
Net increase (decrease) in net assets from operations	$ (39,490)	$ (685)	$ 1,682	$ (153,114)	$ (117,006)	$ (32,097)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	Third Avenue Value Portfolio	UIF Core Plus Fixed Income Portfolio II	UIF Emerging Markets Debt Portfolio II	UIF Mid Cap Growth Portfolio II	UIF Mid Cap Value Portfolio II	VK LIT Growth and Income II
Investment income:
Dividends	$ 54	$ 84	$ 35	$ 3	$ 581	$ 8
Expenses:
Mortality and expense risk	84	31	16	7	1,087	7
Total expenses	84	31	16	7	1,087	7
Net investment income (loss)	(30)	53	19	(4)	(506)	1
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,073	-	20	121	24,383	15
Net realized gain (loss) on redemption of investment shares	(683)	38	22	(2)	(25,859)	(1)
Net realized gain (loss) on investments	390	38	42	119	(1,476)	14
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(114)	41	(20)	50	(425)	(19)
End of year	(1,711)	(260)	(337)	(336)	(33,576)	(200)
Net unrealized appreciation (depreciation) during the period	(1,597)	(301)	(317)	(386)	(33,151)	(181)
Net realized and unrealized gain (loss) on investments	(1,207)	(263)	(275)	(267)	(34,627)	(167)
Net increase (decrease) in net assets from operations	$ (1,237)	$ (210)	$ (256)	$ (271)	$ (35,133)	$ (166)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	EFT 60 - Class ll	EFT 80 - Class ll
Investment income:
Dividends	$ -	$ -
Expenses:
Mortality and expense risk	-	-
Total expenses	-	-
Net investment income (loss)	-	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-
Net realized gain (loss) on redemption of investment shares	(11)	(27)
Net realized gain (loss) on investments	(11)	(27)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-
End of year	-	-
Net unrealized appreciation (depreciation) during the period	-	-
Net realized and unrealized gain (loss) on investments	(11)	(27)
Net increase (decrease) in net assets from operations	$ (11)	$ (27)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Total	VPS International Growth Portfolio B	VPS International Value Portfolio B	VP Income & Growth Fund II	VP International Fund II	VP Mid Cap Value Fund II
From Operations:
Net Investment income (loss)	$ 95,054	$ (10)	$ (7,133)	$ (9)	$ (19)	$ (21)
Net realized gain (loss) on investments	(1,098,632)	(124)	(151,410)	43	167	(19,471)
Net unrealized appreciation (depreciation) during the period	(1,524,590)	(7,966)	(309,702)	-	277	(3,963)
Net increase (decrease) in net assets from operations	(2,528,168)	(8,100)	(468,245)	34	425	(23,455)
From Variable Annuity Contract Transactions:
Contractholders' premiums	10,034,358	13,378	106,865	21,327	-	-
Administrative charges	(5,900)	(53)	(218)	(60)	(3)	(31)
Surrenders and forfeitures	(287,104)	(109)	(15,696)	(24)	(1,270)	(389)
Withdrawals due to death benefits	(5,713)	-	(531)	-	-	-
Transfers between portfolios and Guaranteed Accounts	702,809	6,892	806,027	1	7,810	46,894
Net increase (decrease) in net assets derived from contract transactions	10,438,450	20,108	896,447	21,244	36,537	46,474
Amounts contributed by OM Financial Life Insurance Company	20,000	1,500	-	-	-	-
Total increase in net assets	7,930,282	13,508	428,202	21,278	36,962	23,019
Net Assets:
Beginning of period	3,767,746	565	216,339	480	569	469
End of year	$ 11,698,028	$ 14,073	$ 644,541	$ 21,758	$ 37,531	$ 23,488
Changes in Units:
Beginning units	354,698	48	20,486	48	48	49
Units purchased	4,905,576	2,523	149,065	3,052	6,208	11,530
Units sold	3,587,178	132	40,414	8	207	8,661
Ending units	1,673,096	2,439	129,137	3,092	6,049	2,918

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	VP Value Fund II	Franklin Global Communication Securities Fund - Class 2	Mutual Global Discovery Securities Fund - Class 2	Mutual Shares Securities Fund - Class 2	Franklin U.S. Government Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2
From Operations:
Net Investment income (loss)	$ 1	$ (10)	$ 209	$ 2	$ 8,141	$ 34
Net realized gain (loss) on investments	(193)	(3,056)	218	(1,200)	(1,086)	(515)
Net unrealized appreciation (depreciation) during the period	(2,669)	(1,541)	(2,393)	(5,321)	18,021	(8,155)
Net increase (decrease) in net assets from operations	(2,861)	(4,607)	(1,966)	(6,519)	25,076	(8,636)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	9,000	229,746	6,825
Administrative charges	(6)	(10)	(5)	(26)	(192)	(4)
Surrenders and forfeitures	-	-	(56)	(1,356)	(4,805)	(342)
Withdrawals due to death benefits	-	-	-	-	(469)	-
Transfers between portfolios and Guaranteed Accounts	14,508	19,154	68,318	25,833	418,538	24,076
Net increase (decrease) in net assets derived from contract transactions	14,502	19,144	68,257	33,451	642,818	30,555
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	2,500	-
Total increase in net assets	11,641	14,537	66,291	26,932	670,394	21,919
Net Assets:
Beginning of period	455	591	533	496	86,458	630
End of year	$12,096	$ 15,128	$ 66,824	$ 27,428	$ 756,852	$ 22,549
Changes in Units:
Beginning units	49	49	49	49	8,302	48
Units purchased	1,652	7,497	8,672	4,648	81,091	4,539
Units sold	139	5,136	119	668	19,944	710
Ending units	1,562	2,410	8,602	4,029	69,449	3,877

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Templeton Global Asset Allocation Fund - Class 2	Templeton Global Bond Securities Fund - Class 2	Variable Small Cap Growth Portfolio II	Variable Fundamental Value Portfolio II	Variable Aggressive Growth Portfolio II	Variable Strategic Bond Portfolio II
From Operations:
Net Investment income (loss)	$ (11)	$ 4,367	$ (500)	$ 30	$ (6)	$ 20
Net realized gain (loss) on investments	43	(6,012)	(4,391)	16	(2)	(1)
Net unrealized appreciation (depreciation) during the period	(1,861)	4,837	(14,177)	(889)	(193)	(112)
Net increase (decrease) in net assets from operations	(1,829)	3,192	(19,068)	(843)	(201)	(93)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	39,584	6,713	-	-	-
Administrative charges	-	(59)	(33)	(39)	-	-
Surrenders and forfeitures	-	(4,311)	(1,538)	(15)	-	-
Withdrawals due to death benefits	-	(295)	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	9,241	89,219	63,118	274	-	(1)
Net increase (decrease) in net assets derived from contract transactions	9,241	124,138	68,260	220	-	(1)
Amounts contributed by OM Financial Life Insurance Company	-	-	-	2,000	-	-
Total increase in net assets	7,412	127,330	49,192	1,377	(201)	(94)
Net Assets:
Beginning of period	534	64,661	9,517	486	485	500
End of year	$ 7,946	$ 191,991	$ 58,709	$ 1,863	$ 284	$ 406
Changes in Units:
Beginning units	49	5,871	1,211	49	49	50
Units purchased	947	25,301	12,890	296	-	-
Units sold	7	13,740	3,889	66	1	1
Ending units	989	17,432	10,212	279	48	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	AMT Lehman Brothers Short Duration Bond Portfolio Class I	AMT Partners Portfolio Class I	AMT Regency Portfolio Class S	AMT Guardian Portfolio Class S	AMT MidCap Growth Portfolio Class S	VA Asset Allocation Balanced Portfolio
From Operations:
Net Investment income (loss)	$ 25,614	$ 1,452	$ (4)	$ (5,750)	$ (1,061)	$ (804)
Net realized gain (loss) on investments	(24,303)	48,009	(3,677)	(90,639)	(9,701)	(19,878)
Net unrealized appreciation (depreciation) during the period	(64,000)	(214,985)	(227)	(194,903)	(27,059)	248
Net increase (decrease) in net assets from operations	(62,689)	(165,524)	(3,908)	(291,292)	(37,821)	(20,434)
From Variable Annuity Contract Transactions:
Contractholders' premiums	235,659	294,092	-	89,423	11,830	-
Administrative charges	(189)	(100)	(10)	(204)	(35)	-
Surrenders and forfeitures	(6,010)	(1,114)	-	(13,132)	(1,916)	(2,500)
Withdrawals due to death benefits	(750)	-	-	(835)	(52)	-
Transfers between portfolios and Guaranteed Accounts	209,896	96,040	3,690	613,880	99,182	1,130
Net increase (decrease) in net assets derived from contract transactions	438,606	388,918	3,680	689,132	109,009	(1,370)
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	375,917	223,394	(228)	397,840	71,188	(21,804)
Net Assets:
Beginning of period	116,936	524	489	207,796	22,045	21,804
End of year	$ 492,853	$ 223,918	$ 261	$ 605,636	$ 93,233	$ -
Changes in Units:
Beginning units	11,409	48	48	20,078	1,890	2,046
Units purchased	106,802	42,947	2,186	107,872	16,512	5,824
Units sold	61,092	177	2,187	34,802	3,892	7,870
Ending units	57,119	42,818	47	93,148	14,510	-

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	VA Asset Allocation Conservative Portfolio	VA Asset Allocation Moderate Growth Portfolio	VIT High Yield Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	VIT Global Bond Portfolio (Unhedged) (Advisor Class)
From Operations:
Net Investment income (loss)	$ (1,044)	$ (16,467)	$ 11,667	$ 4,495	$ 6,580	$ 283
Net realized gain (loss) on investments	(9,242)	(568,961)	(3,485)	14,109	(56,531)	(381)
Net unrealized appreciation (depreciation) during the period	1,384	123,711	(75,022)	33,145	(98,179)	23,336
Net increase (decrease) in net assets from operations	(8,902)	(461,717)	(66,840)	51,749	(148,130)	23,238
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	250,026	294,092	58,373	17,604	-
Administrative charges	-	(200)	(125)	(79)	(97)	(3)
Surrenders and forfeitures	-	(3,658)	(1,226)	(4,318)	(3,586)	(918)
Withdrawals due to death benefits	-	-	-	(416)	(182)	-
Transfers between portfolios and Guaranteed Accounts	(44,553)	(1,812,070)	53,812	395,830	292,497	349,886
Net increase (decrease) in net assets derived from contract transactions	(44,553)	(1,565,902)	346,553	449,390	306,236	348,965
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	(53,455)	(2,027,619)	279,713	501,139	158,106	372,203
Net Assets:
Beginning of period	53,455	2,027,619	1,536	73,319	56,060	548
End of year	$ -	$ -	$ 281,249	$ 574,458	$ 214,166	$ 372,751
Changes in Units:
Beginning units	5,130	187,945	151	6,820	4,361	50
Units purchased	-	92,839	38,754	58,244	43,677	35,717
Units sold	5,130	280,784	2,500	17,799	12,858	704
Ending units	-	-	36,405	47,265	35,180	35,063

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	VIT Money Market Portfolio (Administrative Class)	VIT Real Return Portfolio (Advisor Class)	VIT Total Return Portfolio (Advisor Class)	Cullen Value VCT Portfolio II	Equity Income VCT Portfolio II	Pioneer Fund VCT Portfolio II
From Operations:
Net Investment income (loss)	$ 17,141	$ 4,566	$ 20,397	$ (16)	$ 5,364	$ -
Net realized gain (loss) on investments	-	(21,047)	17,011	60	(74,914)	17
Net unrealized appreciation (depreciation) during the period	(1)	(25,367)	(6,158)	887	(160,972)	(195)
Net increase (decrease) in net assets from operations	17,140	(41,848)	31,250	931	(230,522)	(178)
From Variable Annuity Contract Transactions:
Contractholders' premiums	5,686,698	88,270	689,500	-	89,423	-
Administrative charges	(1,282)	(94)	(369)	-	(233)	-
Surrenders and forfeitures	(145,769)	(6,856)	(10,457)	(1,346)	(13,187)	-
Withdrawals due to death benefits	-	(713)	(591)	-	(824)	-
Transfers between portfolios and Guaranteed Accounts	(3,116,671)	208,876	374,822	24,497	536,573	1
Net increase (decrease) in net assets derived from contract transactions	2,422,976	289,483	1,052,905	23,151	611,752	1
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	2,000	-
Total increase in net assets	2,440,116	247,635	1,084,155	24,082	383,230	(177)
Net Assets:
Beginning of period	351,615	101,779	95,472	513	207,763	502
End of year	$ 2,791,731	$ 349,414	$ 1,179,627	$ 24,595	$ 590,993	$ 325
Changes in Units:
Beginning units	34,330	9,343	8,970	49	21,100	49
Units purchased	1,112,116	50,865	141,446	3,605	99,863	-
Units sold	872,918	22,752	37,879	192	36,515	1
Ending units	273,528	37,456	112,537	3,462	84,448	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	High Yield VCT Portfolio II	Small Cap Value VCT Portfolio II	Strategic Income VCT Portfolio II	Micro Cap Portfolio	Small Cap Portfolio	Multi-Hedge Strategies
From Operations:

Net Investment income (loss)	$ 4,084	$ (409)	$ 26	$ 575	$ -	$ -
Net realized gain (loss) on investments	(2,573)	784	1	2,414	(71)	-
Net unrealized appreciation (depreciation) during the period	(34,517)	(11,673)	(95)	(2,267)	41	157
Net increase (decrease) in net assets from operations	(33,006)	(11,298)	(68)	722	(30)	157
From Variable Annuity Contract Transactions:
Contractholders' premiums	93,646	6,713	-	-	-	-
Administrative charges	(172)	(24)	-	(1)	-	-
Surrenders and forfeitures	(508)	(1,334)	-	(619)	-	-
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	9,698	66,828	-	18,350	(444)	9,563
Net increase (decrease) in net assets derived from contract transactions	102,664	72,183	-	17,730	(444)	9,563
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	69,658	60,885	(68)	18,452	(474)	9,720
Net Assets:
Beginning of period	510	9,447	521	3,448	474	-
End of year	$ 70,168	$ 70,332	$ 453	$ 21,900	$ -	$ 9,720
Changes in Units:
Beginning units	49	1,044	50	334	49	-
Units purchased	16,417	12,413	1	4,745	-	461
Units sold	6,015	2,437	-	1,509	49	-
Ending units	10,451	11,020	51	3,570	-	461

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	CLS AdvisorOne Amerigo	Commodities Strategy	Essential Portfolio Conservative	Essential Portfolio Moderate	Essential Portfolio Aggressive	Government Long Bond 1.2x Srategy
From Operations:
Net Investment income (loss)	$ -	$ 245	$ 2,943	$ 1,421	$ 97	$ 52
Net realized gain (loss) on investments	633	(1,775)	847	709	180	(119)
Net unrealized appreciation (depreciation) during the period	(24,102)	(1,398)	(10,375)	(13,244)	(2,495)	664
Net increase (decrease) in net assets from operations	(23,469)	(2,928)	(6,585)	(11,114)	(2,218)	597
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	4,500	-	-	-	-
Administrative charges	(100)	(27)	(61)	(59)	(220)	(41)
Surrenders and forfeitures	(268)	(1,487)	-	-	(87)	(15)
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	63,029	2,501	81,201	81,201	279	(362)
Net increase (decrease) in net assets derived from contract transactions	62,661	5,487	81,140	81,142	(28)	(418)
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	10,000	2,000
Total increase in net assets	39,192	2,559	74,555	70,028	7,754	2,179
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 39,192	$ 2,559	$ 74,555	$ 70,028	$ 7,754	$ 2,179
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	1,782	338	3,260	3,270	426	538
Units sold	7	127	3	3	15	414
Ending units	1,775	211	3,257	3,267	411	124

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Hedged Equity	Inverse Government Long Bond Strategy	Inverse NASDAQ-100® Strategy	Inverse Russell 2000® 1.5x Strategy	Inverse S&P 500® Strategy	Nova
From Operations:
Net Investment income (loss)	$ (5)	$ 338	$ (7)	$ 57	$ 838	$ (8)
Net realized gain (loss) on investments	13	(10)	9,999	146	30,223	(119,112)
Net unrealized appreciation (depreciation) during the period	279	(24,477)	-	(1)	(25,986)	(1)
Net increase (decrease) in net assets from operations	287	(24,149)	9,992	202	5,075	(119,121)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	-	-	-
Administrative charges	-	(59)	(23)	(64)	(220)	(15)
Surrenders and forfeitures	(440)	-	(3)	(5,480)	(11,312)	(664)
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	8,169	81,202	(9,966)	5,342	196,745	119,800
Net increase (decrease) in net assets derived from contract transactions	7,729	81,143	(9,992)	(202)	185,213	119,121
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	8,016	56,994	-	-	190,288	-
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 8,016	$ 56,994	$ -	$ -	$ 190,288	$ -
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	438	4,176	6,447	5,885	9,258	57,489
Units sold	23	4	6,447	5,885	6,020	57,489
Ending units	415	4,172	-	-	3,238	-

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	NASDAQ-100®	All-Cap Opportunity	U.S. Government Money Market	Blue Chip Growth II	Equity Income II	Health Sciences II
From Operations:
Net Investment income (loss)	$ 158	$ (4)	$ 1,682	$ 371	$ 5,624	$ (55)
Net realized gain (loss) on investments	(769)	(786)	-	(2,003)	(509)	(25,416)
Net unrealized appreciation (depreciation) during the period	(38,879)	105	-	(151,482)	(122,121)	(6,626)
Net increase (decrease) in net assets from operations	(39,490)	(685)	1,682	(153,114)	(117,006)	(32,097)
From Variable Annuity Contract Transactions:
Contractholders' premiums	9,000	-	849,982	401,123	392,122	4,500
Administrative charges	(82)	(24)	(547)	(159)	(149)	(36)
Surrenders and forfeitures	(1,222)	(1,975)	(4,988)	(4,216)	(1,539)	(1,278)
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	109,718	7,946	(504,282)	96,422	14,671	61,541
Net increase (decrease) in net assets derived from contract transactions	117,414	5,947	340,165	493,170	405,105	64,727
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	77,924	5,262	341,847	340,056	288,099	32,630
Net Assets:
Beginning of period	-	-	-	540	499	837
End of year	$ 77,924	$ 5,262	$ 341,847	$ 340,596	$ 288,598	$ 33,467
Changes in Units:
Beginning units	-	-	-	50	49	73
Units purchased	7,527	809	2,329,995	55,675	42,722	13,720
Units sold	121	226	1,989,744	2,058	276	9,338
Ending units	7,406	583	340,251	53,667	42,495	4,455

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Third Avenue Value Portfolio	UIF Core Plus Fixed Income Portfolio II	UIF Emerging Markets Debt Portfolio II	UIF Mid Cap Growth Portfolio II	UIF Mid Cap Value Portfolio II	VK LIT Growth and Income Portfolio II
From Operations:
Net Investment income (loss)	$ (30)	$ 53	$ 19	$ (4)	$ (506)	$ 1
Net realized gain (loss) on investments	390	38	42	119	(1,476)	14
Net unrealized appreciation (depreciation) during the period	(1,597)	(301)	(317)	(386)	(33,151)	(181)
Net increase (decrease) in net assets from operations	(1,237)	(210)	(256)	(271)	(35,133)	(166)
From Variable Annuity Contract Transactions:
Contractholders' premiums	15,825	-	6,689	-	11,830	-
Administrative charges	(12)	-	(13)	-	(33)	-
Surrenders and forfeitures	(1,242)	-	(634)	-	(1,889)	-
Withdrawals due to death benefits	-	-	-	-	(55)	-
Transfers between portfolios and Guaranteed Accounts	158,826	(1,682)	18,547	-	90,708	-
Net increase (decrease) in net assets derived from contract transactions	173,397	(1,682)	24,589	-	100,561	-
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	172,160	(1,892)	24,333	(271)	65,428	(166)
Net Assets:
Beginning of period	690	3,645	525	568	22,000	499
End of year	$ 172,850	$ 1,753	$ 24,858	$ 297	$ 87,428	$ 333
Changes in Units:
Beginning units	73	352	50	48	2,107	49
Units purchased	29,047	-	2,982	-	16,394	-
Units sold	332	163	80	1	4,316	1
Ending units	28,788	189	2,952	47	14,185	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	EFT 60 - Class ll	EFT 80 -Class ll
From Operations:
Net Investment income (loss)	$-	$-
Net realized gain (loss) on investments	(11)	(27)
Net unrealized appreciation (depreciation) during the period	-	-
Net increase (decrease) in net assets from operations	(11)	(27)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-
Administrative charges	-	-
Surrenders and forfeitures	-	-
Withdrawals due to death benefits	-	-
Transfers between portfolios and Guaranteed Accounts	11	27
Net increase (decrease) in net assets derived from contract transactions	11	27
Amounts contributed by OM Financial Life Insurance Company	-	-
Total increase in net assets	-	-
Net Assets:
Beginning of period	-	-
End of year	$-	$-
Changes in Units:
Beginning units	-	-
Units purchased	64	117
Units sold	64	117
Ending units	-	-

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	Total	VPS International Grwoth Portfolio B	VPS International Value Portfolio B	VP Income & Growth Fund II	VP International Fund II	VP Mid Cap Value Fund II
From Operations:
Net Investment income (loss)	$ 36,452	$ (1)	$ (1,223)	$ 2	$ (4)	$ (5)
Net realized gain (loss) on investments	18,065	179	653	-	-	64
Net unrealized appreciation (depreciation) during the period	(130,741)	(112)	(6,275)	(22)	73	(53)
Net increase (decrease) in net assets from operations	(76,224)	66	(6,845)	(20)	69	6
From Variable Annuity Contract Transactions:
Contractholders' premiums	3,511,245	-	15,164	-	-	-
Surrenders and forfeitures	(5,312)	-	(940)	-	-	-
Transfers between portfolios and Guaranteed Accounts	238,037	(1)	200,060	-	-	(37)
Net increase (decrease) in net assets derived from contract transactions	3,743,970	(1)	214,284	-	-	(37)
Amounts contributed by OM Financial Life Insurance Company	100,000	500	8,900	500	500	500
Total increase in net assets	3,767,746	565	216,339	480	569	469
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 3,767,746	$ 565	$ 216,339	$ 480	$ 569	$ 469
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	696,402	48	21,916	48	48	49
Units sold	341,704	-	1,430	-	-	-
Ending units	354,698	48	20,486	48	48	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	VP Value Fund II	Franklin Global Communication Securities Fund - Class 2	Mutual Global Discovery Securities Fund - Class 2	Mutual Shares Securities Fund - Class 2	Franklin U.S. Government Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2
From Operations:
Net Investment income (loss)	$ 1	$ (8)	$ 1	$ 1	$ (264)	$ 5
Net realized gain (loss) on investments	(58)	80	6	17	100	90
Net unrealized appreciation (depreciation) during the period	(14)	75	26	(22)	1,866	50
Net increase (decrease) in net assets from operations	(71)	147	33	(4)	1,702	145
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	-	7,049	-
Surrenders and forfeitures	-	-	-	-	(294)	-
Transfers between portfolios and Guaranteed Accounts	26	(56)	-	-	73,701	(15)
Net increase (decrease) in net assets derived from contract transactions	26	(56)	-	-	80,456	(15)
Amounts contributed by OM Financial Life Insurance Company	500	500	500	500	4,300	500
Total increase in net assets	455	591	533	496	86,458	630
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 455	$ 591	$ 533	$ 496	$ 86,458	$ 630
Changes in Units:
Beginning units	-	-	-		-	-
Units purchased	49	49	49	49	8,786	48
Units sold	-	-	-	-	484	-
Ending units	49	49	49	49	8,302	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	Templeton Global Asset Allocation Fund - Class 2	Templeton Global Bond Securities Fund - Class 2	Variable Small Cap Growth Portfolio II	Variable Fundamental Value Portfolio II	Variable Aggressive Growth Portfolio II	Variable Strategic Bond Portfolio II
From Operations:
Net Investment income (loss)	$ 109	$ (281)	$ (108)	$ (4)	$ (7)	$ 16
Net realized gain (loss) on investments	90	209	683	24	3	-
Net unrealized appreciation (depreciation) during the period	(165)	1,100	(630)	(34)	(11)	(16)
Net increase (decrease) in net assets from operations	34	1,028	(55)	(14)	(15)	(0)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	5,041	508	-	-	-
Surrenders and forfeitures	-	(242)	(47)	-	-	-
Transfers between portfolios and Guaranteed Accounts	-	55,834	7,811	-	-	-
Net increase (decrease) in net assets derived from contract transactions	-	60,633	8,272	-	-	-
Amounts contributed by OM Financial Life Insurance Company	500	3,000	1,300	500	500	500
Total increase in net assets	534	64,661	9,517	486	485	500
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 534	$ 64,661	$ 9,517	$ 486	$ 485	$ 500
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	49	6,219	2,667	49	49	50
Units sold	-	348	1,456	-	-	-
Ending units	49	5,871	1,211	49	49	50

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	AMT Lehman Brothers Short Duration Bond Portfolio Class I	AMT Partners Portfolio Class I	AMT Regency Portfolio Class S	AMT Guardian Portfolio Class S	AMT MidCap Growth Portfolio Class S	VA Asset Allocation Balanced Portfolio
From Operations:
Net Investment income (loss)	$ 1,190	$ (4)	$ (5)	$ (812)	$ (147)	$ 197
Net realized gain (loss) on investments	8	52	12	589	313	147
Net unrealized appreciation (depreciation) during the period	(812)	(24)	(18)	(766)	(78)	(248)
Net increase (decrease) in net assets from operations	386	24	(11)	(989)	88	96
From Variable Annuity Contract Transactions:
Contractholders' premiums	10,057	-	-	16,139	1,516	-
Surrenders and forfeitures	(337)	-	-	(813)	(94)	(521)
Transfers between portfolios and Guaranteed Accounts	99,130	-	-	184,259	18,635	21,729
Net increase (decrease) in net assets derived from contract transactions	108,850	-	-	199,585	20,057	21,208
Amounts contributed by OM Financial Life Insurance Company	7,700	500	500	9,200	1,900	500
Total increase in net assets	116,936	524	489	207,796	22,045	21,804
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 116,936	$ 524	$ 489	$ 207,796	$ 22,045	$ 21,804
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	12,003	48	48	21,517	2,154	2,095
Units sold	594	-	-	1,439	264	49
Ending units	11,409	48	48	20,078	1,890	2,046

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	VA Asset Allocation Conservative Portfolio	VA Asset Allocation Moderate Growth Portfolio	VIT High Yield Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	VIT Global Bond Portfolio (Unhedged) (Advisor Class)
From Operations:
Net Investment income (loss)	$ 1,169	$ 29,714	$ 34	$ 405	$ 980	$ 8
Net realized gain (loss) on investments	133	12,586	-	228	1,108	1
Net unrealized appreciation (depreciation) during the period	(1,384)	(123,711)	(30)	2,758	4,013	39
Net increase (decrease) in net assets from operations	(82)	(81,411)	4	3,391	6,101	48
From Variable Annuity Contract Transactions:
Contractholders' premiums	50,000	-	-	6,041	4,041	-
Surrenders and forfeitures	-	-	-	(251)	(247)	-
Transfers between portfolios and Guaranteed Accounts	3,037	2,108,530	1,032	60,138	43,765	-
Net increase (decrease) in net assets derived from contract transactions	53,037	2,108,530	1,032	65,928	47,559	-
Amounts contributed by OM Financial Life Insurance Company	500	500	500	4,000	2,400	500
Total increase in net assets	53,455	2,027,619	1,536	73,319	56,060	548
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 53,455	$ 2,027,619	$ 1,536	$ 73,319	$ 56,060	$ 548
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	5,130	188,134	151	7,525	5,175	50
Units sold	-	189	-	705	814	-
Ending units	5,130	187,945	151	6,820	4,361	50

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	VIT Money Market Portfolio (Administrative Class)	VIT Real Return Portfolio (Advisor Class)	VIT Total Return Portfolio (Advisor Class)	Cullen Value VCT Portfolio II	Equity Income VCT Portfolio II	Pioneer Fund VCT Portfolio II
From Operations:
Net Investment income (loss)	$ 3,962	$ 531	$ 564	$ (4)	$ 538	$ (2)
Net realized gain (loss) on investments	-	464	131	(20)	(384)	-
Net unrealized appreciation (depreciation) during the period	-	2,235	1,912	15	(8,955)	4
Net increase (decrease) in net assets from operations	3,962	3,230	2,607	(9)	(8,801)	2
From Variable Annuity Contract Transactions:
Contractholders' premiums	3,360,428	9,049	8,049	-	16,139	-
Surrenders and forfeitures	-	(297)	(294)	-	(796)	-
Transfers between portfolios and Guaranteed Accounts	(3,028,275)	83,897	79,110	22	192,021	-
Net increase (decrease) in net assets derived from contract transactions	332,153	92,649	86,865	22	207,364	-
Amounts contributed by OM Financial Life Insurance Company	15,500	5,900	6,000	500	9,200	500
Total increase in net assets	351,615	101,779	95,472	513	207,763	502
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 351,615	$ 101,779	$ 95,472	$ 513	$ 207,763	$ 502
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	364,257	10,188	9,805	49	22,981	49
Units sold	329,927	845	835	-	1,881	-
Ending units	34,330	9,343	8,970	49	21,100	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	High Yield VCT Portfolio II	Small Cap Value VCT Portfolio II	Strategic Income VCT Portfolio II	Micro Cap Portfolio	Small Cap Portfolio	Blue Chip Growth II
From Operations:
Net Investment income (loss)	$ 16	$ (64)	$ 17	$ 1	$ (7)	$ (7)
Net realized gain (loss) on investments	-	(81)	3	299	22	-
Net unrealized appreciation (depreciation) during the period	(7)	(654)	1	(388)	(41)	47
Net increase (decrease) in net assets from operations	9	(799)	21	(88)	(26)	40
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	508	-	-	-	-
Surrenders and forfeitures	-	(46)	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	1	8,484	-	3,036	-	-
Net increase (decrease) in net assets derived from contract transactions	1	8,946	-	3,036	-	-
Amounts contributed by OM Financial Life Insurance Company	500	1,300	500	500	500	500
Total increase in net assets	510	9,447	521	3,448	474	540
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 510	$ 9,447	$ 521	$ 3,448	$ 474	$ 540
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	49	1,255	50	334	49	50
Units sold	-	211	-	-	-	-
Ending units	49	1,044	50	334	49	50

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	Equity Income II	Health Sciences II	Third Avenue Value Portfolio	UIF Core Plus Fixed Income Portfolio II	UIF Emerging Markets Debt Portfolio II	UIF Mid Cap Growth Portfolio II
From Operations:
Net Investment income (loss)	$ 1	$ (11)	$ 5	$ 68	$ 28	$ (7)
Net realized gain (loss) on investments	32	62	49	-	17	25
Net unrealized appreciation (depreciation) during the period	(34)	36	(114)	41	(20)	50
Net increase (decrease) in net assets from operations	(1)	87	(60)	109	25	68
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	-	-	-
Surrenders and forfeitures	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	-	-	-	3,036	-	-
Net increase (decrease) in net assets derived from contract transactions	-	-	-	3,036	-	-
Amounts contributed by OM Financial Life Insurance Company	500	750	750	500	500	500
Total increase in net assets	499	837	690	3,645	525	568
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 499	$ 837	$ 690	$ 3,645	$ 525	$ 568
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	49	73	73	352	50	48
Units sold	-	-	-	-	-	-
Ending units	49	73	73	352	50	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	UIF Mid Cap Value Portfolio II	VK LIT Growth and Income II
From Operations:	.
Net Investment income (loss)	$ (137)	$ -
Net realized gain (loss) on investments	111	19
Net unrealized appreciation (depreciation) during the period	(425)	(19)
Net increase (decrease) in net assets from operations	(451)	-
From Variable Annuity Contract Transactions:
Contractholders' premiums	1,516	-
Surrenders and forfeitures	(93)	-
Transfers between portfolios and Guaranteed Accounts	19,128	(1)
Net increase (decrease) in net assets derived from contract transactions	20,551	(1)
Amounts contributed by OM Financial Life Insurance Company	1,900	500
Total increase in net assets	22,000	499
Net Assets:
Beginning of period	-	-
End of year	$ 22,000	$ 499
Changes in Units:
Beginning units	-	-
Units purchased	2,340	49
Units sold	233	-
Ending units	2,107	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization

On July 31, 2006, the Old Mutual Financial Network Separate Account VA (“Separate Account”) was established under the provisions of Maryland law as a separate investment account of OM Financial Life Insurance Company(“OMFLIC”). The operations of the Separate Account commenced on February 2, 2007. OMFLIC is an indirect wholly owned subsidiary of Old Mutual plc. Under Maryland law, OMFLIC owns the Separate Account assets, but they are held separately from OMFLIC’s other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the “Contracts”) are allocated until maturity or termination of the Contracts or transfer to options available in the general account of OMFLIC. A contract owner may allocate all or a part of the premiums paid to the underlying mutual fund options (“Subaccounts”) of a number of open-end investment management companies within the Separate Account or to options available in the general account of OMFLIC.

In 2007, Contracts were sold under the Beacon Navigator. In 2008, Contracts were sold under both the Beacon Navigator and Beacon Advisor.  The Beacon Advisor Contracts are registered with the Securities and Exchange Commission ("SEC").  The Beacon Navigator Contracts were registered with the SEC through April 30, 2009.  The underlying mutual fund options are not available to the general public directly. The Contracts are distributed through various broker-dealers (“Distributors”) contracted by Old Mutual Financial Network Securities, Inc., which is also an indirect wholly owned subsidiary of Old Mutual plc. All persons selling the Contracts are registered representatives of the Distributors, and are licensed and appointed by Old Mutual Financial Network Securities, Inc.

OMFLIC has structured the Separate Account as a unit investment trust registered with the SEC under the Investment Company Act of 1940, as amended. The Separate Account is comprised of sixty-five Subaccounts as of December 31, 2008:

AllianceBernstein Variable Products Series Fund

VPS International Growth Portfolio B
VPS International Value Portfolio B

American Century Investments Variable Portfolios, Inc.

VP Income & Growth II
VP International Fund II
VP Mid Cap Value Fund II
VP Value Fund II

Franklin Templeton Variable Insurance Products Trust

Franklin Global Communication Securities Fund - Class 2
Mutual Global Discovery Securities Fund - Class 2
Mutual Shares Securities Fund - Class 2
Franklin U.S. Government Fund - Class 2
Templeton Developing Markets Securities Fund - Class 2
Templeton Global Asset Allocation Fund - Class 2
Templeton Global Bond Securities Fund - Class 2

Legg Mason Partners Variable Equity Trust

Variable Small Cap Growth Portfolio II
Variable Fundamental Value Portfolio II
Variable Aggressive Growth Portfolio II

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization (continued)

Legg Mason Partners Variable Income Trust

Variable Strategic Bond Portfolio II

Neuberger Berman Advisors Management Trust

AMT Lehman Brothers Short Duration Bond Portfolio Class I
AMT Partners Portfolio Class I
AMT Regency Portfolio Class S
AMT Guardian Portfolio Class S
AMT MidCap Growth Portfolio Class S

PIMCO Variable Insurance Trust

VIT High Yield Portfolio (Administrative Class)
VIT Long-Term U.S. Government Portfolio (Administrative Class)
VIT Commodity Real Return StrategyTM Portfolio (Advisor Class)
VIT Global Bond Portfolio (Unhedged) (Advisor Class)
VIT Money Market Portfolio (Administrative Class)
VIT Real Return Portfolio (Advisor Class)
VIT Total Return Portfolio (Advisor Class)

Pioneer Variable Contracts Trust (Class II Shares)

Cullen Value VCT Portfolio II
Equity Income VCT Portfolio II
Pioneer Fund VCT Portfolio II
High Yield VCT Portfolio II
Small Cap Value VCT Portfolio II
Strategic Income VCT Portfolio II

Royce Capital Fund

Micro Cap Portfolio (Service Class)

Rydex Variable Trust (Beacon Advisor only)

Multi-Hedge Strategies
CLS AdvisorOne Amerigo
CLS AdvisorOne Berolina
CLS AdvisorOne Clermont
Commodities Strategy
Essential Portfolio Conservative
Essential Portfolio Moderate
Essential Portfolio Aggressive
Government Long Bond 1.2x Strategy
Hedged Equity
Inverse Government Long Bond Strategy
Inverse NASDAQ-100® Strategy
Inverse Russell 2000® 1.5x Strategy
Inverse S&P 500® Strategy
Multi-Cap Core Equity
Nova
NASDAQ-100®
Russell 2000® 1.5x Strategy
All-Cap Opportunity
U.S. Government Money Market

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization (continued)

T. Rowe Price Equity Series, Inc.

Blue Chip Growth II
Equity Income II
Health Sciences II

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Van Kampen

UIF Core Plus Fixed Income Portfolio II
UIF Emerging Markets Debt Portfolio II
UIF Mid Cap Growth Portfolio II
UIF Mid Cap Value Portfolio II
VK LIT Growth and Income II

The contract owner’s equity depends directly on the underlying investment performance of the Subaccounts that are selected by the contract owner, and equity transactions by contract owners adjusted for fees and charges.

Premiums from the Contracts are allocated to the Subaccounts in accordance with contract owner instructions and are recorded as contract holders’ premiums in the statements of changes in net assets. The Separate Account assets are the property of OMFLIC.

Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Accounts (not shown), which are part of OMFLIC’s general account.

A contract owner may choose from among a number of different open-end investment management companies. The underlying portfolios are available through the variable annuity contracts and therefore, not available to the general public directly.

The names of certain Subaccounts were changed during 2008. The following is a summary of current and former names of those Subaccounts:

Current Name	Former Name

American Century Investments Variable Portfolios, Inc.:

VP International Fund II	VP International Class Fund II

Franklin Templeton Variable Insurance Products Trust:

Mutual Global Discovery Securities	Mutual Discovery Securities
Fund - Class 2	Fund - Class 2
Templeton Global Asset Allocation	Templeton Global Asset Allocation
Fund - Class 2	Securities Fund - Class 2
Templeton Global Asset Allocation	Templeton Global Income Securities
Fund - Class 2	Fund - Class 2

Legg Mason Partners Variable Equity Trust
Variable Aggressive Growth Portfolio II	Smith Barney Aggressive Growth Portfolio II

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization (continued)

Current Name	Former Name

Neuberger Berman Advisors Management Trust:

AMT Lehman Brothers Short Duration	AMT Lehman Brothers
Portfolio Bond I	Duration Bond I

PIMCO Variable Insurance Trust:

VIT High Yield Portfolio (Administrative Class)	VIT High Yield Portfolio
VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio
VIT Commodity Real Return StrategyTM Portfolio	VIT Commodity Real Return Strategy Portfolio
(Advisor Class)

VIT Global Bond Portfolio (Unhedged) (Advisor Class)	VIT Global BondPortfolio
VIT Money Market Portfolio (Administrative Class)	VIT Money Market Portfolio
VIT Real Return Portfolio (Advisor Class)	VIT Real Return Portfolio
VIT Total Return Portfolio (Advisor Class)	VIT Total Return Portfolio

Royce Capital Fund:

Micro Cap Portfolio (Service Class)	Micro-Cap Portfolio

Van Kampen:

VK LIT Growth and Income II	VK LIT Growth and Income Portfolio II

Effective January 15, 2008, the Small Cap Portfolio offered through the Royce Capital Fund is no longer available to contract holders. The VA Asset Allocation Balanced Portfolio, VA Asset Allocation Conservative Portfolio and VA Asset Allocation Moderate Growth Portfolio Subaccounts, all offered through the Old Mutual Advisor Funds, an OMFLIC affiliate, are no longer available to contract holders effective October 31, 2008. The EFT 60 Class-II and EFT 80 Class II Subaccounts, offered through XTF, are also no longer available to contract holders, effective March 11, 2008. The Franklin Global Communication Securities Fund Class 2, offered through Franklin Templeton Variable Insurance Products Trust, is also no longer available to contract holders, effective April 24, 2009.

Subaccounts previously managed by the investment advisors “The Universal Institutional Funds, Inc.” and “Life Investment Trust” are now managed by “Van Kampen”.

Some of the Subaccounts have been established by investment advisors which manage publicly traded mutual funds having similar names and investment objectives. The underlying portfolios of the Subaccounts are not publicly traded mutual funds, and are not the same as publicly traded mutual funds with very similar names. The investment performance and results of the Subaccounts available under the Contract may vary significantly from the investment results of publicly traded mutual funds even if the investment objectives and policies of some of the underlying portfolios are the same and are managed by the same investment advisors.

Note 2: Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Separate Account in the financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 2: Summary of Significant Accounting Policies (continued)

(a) Investment Valuation

The fair value of the underlying Subaccounts is based on the closing net asset value per share at December 31, 2008 and 2007, respectively. Transactions are recorded on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date.

(b) Realized Gains and Losses

Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

(c) Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of OMFLIC. OMFLIC does not provide for income taxes within the Separate Account. Upon termination or withdrawal, personal income taxes are the responsibility of the contract owners.

(d) Estimates

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect amounts of assets and liabilities and disclosures of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ from those estimates.

Note 3: Recently Adopted Accounting Standards

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“FAS”) No. 157, “Fair Value Measurements” (“FAS No. 157”). FAS No. 157 provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. FAS No. 157 does not expand the use of fair value to any new circumstances.

Under FAS No. 157, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, FAS No. 157 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. The fair value hierarchy gives the highest priority to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities and the lowest priority to fair values determined using methodologies and models with unobservable inputs. FAS No. 157 also requires separate disclosure of fair value measurement by level within the hierarchy and expanded disclosure of the effect on earnings for items measured using observable data.

The adoption of FAS No. 157 on January 1, 2008 did not have an impact on the Separate Account’s net assets or results of operations. New disclosures are included in the Financial Instruments footnote.

Note 4: Financial Instruments

The Separate Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund’s next computed net asset values (“NAV”). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 4: Financial Instruments (continued)

The Separate Account’s financial assets are recorded at fair value of $11,705,616 on the Statement of Assets and Liabilities and are categorized as Level 1 as of December 31, 2008, based on the priority of the inputs to the valuation technique below. The Separate Account had no financial liabilities as of December 31, 2008. The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under FAS No. 157.

The FAS No. 157 fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to fair values determined using methodologies and models with unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

▪	Level 1 – Unadjusted quoted prices for identical assets or liabilities in an active market.
▪

Level 2 – Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the assets or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets of liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

Note 5: Death Benefits

Death benefit proceeds result in redemption of contract value from the Separate Account and payment of those proceeds to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by OMFLIC’s general account.

Note 6: Subsequent Event

Recent market conditions have resulted in an unusually high degree of volatility and increased risks related to short term liquidity of certain investments held by the Separate Account which could impact the value of investments after the date of these financial statements. The Separate Account consists of investments exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the financial statements. Subsequent to year-end, there has been a significant decline in the fair value of certain of the Subaccounts.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 7: Purchases and Sales of Investments

The cost of purchases and proceeds from the sales of investments for the period ended December 31, 2008 and 2007 were as follows:

	Period Ending 12/31/2008		Period Ending 12/31/2007
Subaccount	Purchases	Sales	Purchases	Sales

VPS International Growth Portfolio B	$ 22,832	$ 1,199	$ 685	$ 7
VPS International Value Portfolio B	1,149,497	242,408	242,555	20,226
VP Income and Growth Fund II	21,340	56	509	7
VP International Fund II	37,877	1,314	503	7
VP Mid Cap Value Fund II	114,333	67,879	6,508	6,044
VP Value Fund II	15,623	1,069	2,351	1,785
Franklin Global Communication Securities Fund - Class 2	51,001	31,868	6,499	6,063
Mutual Global Discovery Securities Fund - Class 2	69,893	915	513	7
Mutual Shares Securities Fund - Class 2	38,021	4,550	525	7
Franklin U.S. Government Fund - Class 2	869,865	215,485	90,055	5,561
Templeton Developing Markets Securities Fund - Class 2	36,597	4,790	2,555	2,023
Templeton Global Asset Allocation Fund - Class 2	9,351	61	708	7
Templeton Global Bond Securities Fund - Class 2	280,358	151,117	67,568	4,214
Variable Small Cap Growth Portfolio II	96,788	27,738	22,136	12,029
Variable Fundamental Value Portfolio II	2,925	674	527	7
Smith Barney Aggressive Growth Portfolio II	-	6	503	7
Variable Strategic Bond Portfolio II	27	7	522	7
AMT Lehman Brothers Short Duration Bond Portfolio Class I	1,042,347	577,117	124,405	6,666
AMT Partners Portfolio Class I	440,910	1,282	555	7
AMT Regency Portfolio Class S	21,624	17,950	514	7
AMT Guardian Portfolio Class S	957,982	245,306	223,887	15,910
AMT MidCap Growth Portfolio Class S	140,085	31,936	25,017	3,207
VA Asset Allocation Balanced Portfolio	57,967	59,986	22,614	600
VA Asset Allocation Conservative Portfolio	96	45,640	54,982	142
VA Asset Allocation Moderate Growth Portfolio	888,188	2,470,585	2,158,762	7,402
VIT High Yield Portfolio (Administrative Class)	380,990	21,977	1,575	9
VIT Long-Term U.S. Government Portfolio (Administrative Class)	664,730	203,229	78,208	7,877
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	431,947	115,367	63,456	12,511
VIT Global Bond Portfolio (Unhedged) Advisor Class)	356,171	6,887	516	7
VIT Money Market Portfolio (Administrative Class)	11,374,421	8,934,270	3,733,056	3,381,435
VIT Real Return Portfolio (Advisor Class)	530,790	235,568	108,787	9,490
VIT Total Return Portfolio (Advisor Class)	1,496,555	399,349	102,676	9,258

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 7: Purchases and Sales of Investments (continued)

	Period Ending 12/31/2008		Period Ending 12/31/2007
Subaccount	Purchases	Sales	Purchases	Sales

Cullen Value VCT Portfolio II	$ 24,512	$ 1,367	$ 9,153	$ 8,649
Equity Income VCT Portfolio II	926,257	267,457	237,436	20,041
Pioneer Fund VCT Portfolio II	24	7	505	7
High Yield VCT Portfolio II	167,721	60,285	525	7
Small Cap Value VCT Portfolio II	97,044	19,237	12,561	2,089
Strategic Income VCT Portfolio II	34	8	527	7
Micro Cap Portfolio (Service Class)	35,890	14,800	3,875	40
Small-Cap Portfolio	-	444	522	7
Multi-Hedge Strategies	9,561	-	-	-
CLS AdvisorOne Amerigo	63,876	439	-	-
Commodities Strategy	7,246	1,513	-	-
Essential Portfolio Conservative	85,020	81	-	-
Essential Portfolio Moderate	83,361	78	-	-
Essential Portfolio Aggressive	10,605	342	-	-
Government Long Bond 1.2x Strategy	6,754	5,115	-	-
Hedged Equity	8,168	446	-	-
Inverse Government Long Bond Strategy	81,558	79	-	-
Inverse NASDAQ-100® Strategy	118,105	128,104	-	-
Inverse Russell 2000® 1.5x Strategy	212,367	212,513	-	-
Inverse S&P 500® Strategy	504,615	318,559	-	-
Nova	398,441	279,329	-	-
NASDAQ-100®	118,894	1,323	-	-
All-Cap Opportunity	7,955	2,003	-	-
U.S. Government Money Market	2,343,572	2,001,723	-	-
Blue Chip Growth II	511,841	18,302	500	7
Equity Income II	413,139	2,398	540	7
Health Sciences II	132,743	67,655	811	11
Third Avenue Value Portfolio	176,114	1,962	814	10
UIF Core Plus Fixed Income Portfolio II	84	1,713	3,644	40
UIF Emerging Markets Debt Portfolio II	25,289	662	552	7
UIF Mid Cap Growth Portfolio II	124	7	525	7
UIF Mid Cap Value Portfolio II	158,353	33,670	25,080	2,567
VK LIT Growth and Income II	22	7	525	7
EFT 60 Class-ll	619	608	-	-
EFT 80 Class-ll	1,187	1,160	-	-
Total	$ 28,332,226	$ 17,560,981	$ 7,442,327	$ 3,546,046

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 8: Expenses and Related Party Transactions

(a) Deductions from Premiums

There are no sales charges deducted from the premiums at the time the premiums are paid. Additionally, there are no deductions made from premiums for taxes that some states and municipalities levy on annuities.

(b) Mortality and Expense Charges

No mortality and expense risk charges are assessed for the basic features of the Beacon Advisor product. The Separate Account is charged a daily mortality and expense risk charge at an annual rate of 1.55% for the Beacon Navigator product. OMFLIC reserves the right to increase this charge for the Beacon Navigator product, but in no event will it be greater than 2%. Optional features are available for the Beacon Advisor and Beacon Navigator products which increase the mortality and expense risks under the Contracts. The annual rate charged for these features ranges in price from 0.05% to 1.15% of the Contract value and is deducted daily on a pro-rata basis.

(c) Administrative Charges

No administrative fees are currently assessed for the Beacon Navigator product. The Beacon Advisor product has an administrative fee of $240 per year that is deducted monthly from the subaccount investment. OMFLIC reserves the right to charge an annual fee on the contract anniversary up to a maximum of $50 and $600 per contract for the Beacon Navigator and Beacon Advisor product, respectively.

During any given contract year, the first 20 transfers by Beacon Navigator contract owners of amounts in the Subaccounts are free of charge. A fee of $20 is assessed for each additional transfer. No fees were assessed to contract owners for transfers during 2008 and 2007.

The Contract provides for an initial free-look period. If a Contract is cancelled within time constraints (“right to examine period”) the contract value will be returned in the states where it is permitted. In states that require a refund of at least the full premium, the refund will consist of the premiums paid and any interest earned thereon less any withdrawals made during the right to examine period.

No charges are assessed upon withdrawal or surrender of the Beacon Advisor product. For the Beacon Navigator product, a withdrawal charge may be deducted from proceeds upon surrender or certain withdrawals in the first seven contract years ranging from 1% to 8% of the contract value withdrawn in excess of free or systematic withdrawals as defined in the Contract. However, subject to certain restrictions, up to 10% of the premiums paid as of the previous contract anniversary may be surrendered or withdrawn free of withdrawal charges. For the period ended December 31, 2008 and 2007, charges of $4,076 and $138, respectively, are included with surrenders and forfeitures in the statement of changes in net assets. These charges are assessed against each policy, when applicable, by liquidating units.

Total administrative costs for the period ended December 31, 2008 were $5,900. For the period ended December 31, 2007, there were no administrative costs incurred by the subaccounts and, therefore, no administrative charges were listed on the statements of changes in net assets.

Old Mutual Capital, Inc. is an affiliate of OMFLIC and provides investment advisor services to the funds offered by Old Mutual Advisor Funds which included the VA Asset Allocation Balanced Portfolio, VA Asset Allocation  Conservative  Portfolio  and  the  VA  Asset Allocation  Moderate  Growth  Portfolio. OMFLIC,  or anaffiliate,   may   receive   compensation   from  a   fund or   its  investment   advisor  or   distributor  (or

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 8: Expenses and Related Party Transactions (continued)

affiliates thereof) in connection with the administration, distribution, or other services provided with respect to the funds and their availability through the Contracts. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the Contracts and other contracts issued by OMFLIC (or an affiliate). These percentages differ, and some funds, advisors, or distributors (or affiliates) may pay OMFLIC more than others. OMFLIC also may receive 12b-1 fees.

The VA Asset Allocation Balanced Portfolio, VA Asset Allocation Conservative Portfolio and the VA Asset Allocation Moderate Growth Portfolio subaccounts, all offered through the Old Mutual Advisor Funds, an OMFLIC affiliate, are no longer available to contract holders effective October 31, 2008.

(d) Transfers between Investment Portfolios

Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Accounts (not shown), which are part of OMFLIC’s general account. The net transfer into the Subaccounts from the guaranteed accounts amounts to $702,809 in 2008 and $238,037 in 2007 and is reflected in the statement of changes in net assets.

(e) Income Taxes

Under the provisions of the Contract, OMFLIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax. OMFLIC reserves the right to levy charges in the future for taxes (except state premium taxes) or other economic burdens resulting from taxes that are determined are properly attributable to the Separate Account.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights

OMFLIC offers variable annuity products through the Separate Account that have various combinations of features and fees that are assessed to the contract holder. Differences in fee structures result in different contract expense rates, unit fair values and total returns. The following table is a summary of units, unit fair values and contract holders’ equity for variable annuity contracts as of the periods indicated and net investment income ratio, policy expense ratio and total return for 2008 and 2007 (the initial year of the Subaccounts). The information is presented as a range of minimum and maximum values based upon product grouping. The range is determined by identifying the lowest and highest contract expense rates. The unit fair values and total returns related to those identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented.

	At December 31, 2008			For the Period Ended December 31, 2008
	Units	Unit Fair Value Lowest to Highest	Contract Owners' Equity	Net Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
AllianceBernstein Variable Products Series Fund
VPS International Growth Portfolio B	2,439	$ 5.77 to $5.93	$ 14,074	0.5%	0.05 to 1.55%	-107.8 to -86.4%
VPS International Value Portfolio B	129,137	4.76 to 5.20	643,415	3.6%	0.05 to 2.95%	-99.9 to 13.2%
American Century Investments Variable Portfolios, Inc.
VP Income and Growth Fund II	3,092	6.38 to 7.04	21,759	0.3%	0.25 to 1.55%	-46.5 to 1.1%
VP International Fund II	6,049	6.18 to 6.41	37,533	0.2%	0.05 to 1.55%	-39.5 to 8.7%
VP Mid Cap Value Fund II	2,918	7.14 to 8.06	23,489	0.0%	0.05 to 1.55%	-39.7 to -31.5%
VP Value Fund II	1,562	6.66 to 7.77	12,097	0.5%	0.05 to 1.55%	-34.0 to -22.6%
Franklin Templeton Variable Insurance Products Trust
Franklin Global Communication Securities Fund - Class 2	2,410	6.27 to 6.34	15,129	0.0%	0.05 to 1.55%	-42.4 to -12.2%
Mutual Global Discovery Securities Fund - Class 2	8,602	7.67 to 7.77	66,824	4.9%	0.05 to 1.95%	-27.0 to -1.3%
Mutual Shares Securities Fund - Class 2	4,029	6.28 to 6.81	27,428	0.1%	0.05 to 1.55%	-49.7 to -24.4%
Franklin U.S. Government Fund - Class 2	69,449	10.51 to 11.11	757,775	3.9%	0.05 to 2.95%	5.0 to 22.2%
Templeton Developing Markets Securities Fund - Class 2	3,877	5.55 to 6.16	22,547	6.5%	0.05 to 1.95%	-70.5 to 8.0%
Templeton Global Asset Allocation Fund - Class 2	989	7.97 to 8.04	7,945	1.4%	1.55 to 1.95%	-63.2 to -21.0%
Templeton Global Bond Securities Fund - Class 2	17,432	10.28 to 11.60	192,730	3.9%	0.05 to 1.55%	-3.7 to 22.9%
Legg Mason Partners Variable Equity Trust
Variable Small Cap Growth Portfolio II	10,212	6.56	58,736	2.6%	0.05 to 2.95%	-59.5 to 8.5%
Variable Fundamental Value Portfolio II	279	6.16 to 6.76	1,863	1.8%	0.05 to 1.55%	-51.5 to 39.2%
Variable Aggressive Growth Portfolio II	48	5.75	284	0.0%	1.55%	-51.5%
Legg Mason Partners Variable Income Trust
Variable Strategic Bond Portfolio II	49	8.13	407	6.0%	1.55%	-22.5%
Neuberger Berman Advisors Management Trust
AMT Lehman Brothers Short Duration Bond Portfolio Class I	57,119	8.51 to 8.79	493,863	6.9%	0.05 to 2.95%	-25.3 to -7.6%
AMT Partners Portfolio Class I	42,818	5.11 to 5.23	223,917	23.2%	0.05 to 1.95%	-75.7 to -67.0%
AMT Regency Portfolio Class S	47	5.48	260	0.0%	0.05 to 1.55%	-60.6 to -17.9%
AMT Guardian Portfolio Class S	93,148	6.25 to 6.74	606,662	5.6%	0.05 to 2.95%	-61.0 to 8.9%
AMT MidCap Growth Portfolio Class S	14,510	6.36 to 6.54	93,435	0.0%	0.05 to 2.95%	-56.9 to 7.2%
Old Mutual Advisor Funds
VA Asset Allocation Balanced Portfolio	-	-	-	0.5%	1.55 to 2.40%	-48.0 to -26.8%
VA Asset Allocation Conservative Portfolio	-	-	-	0.2%	1.55 to 2.40%	-20.0 to -14.1%
VA Asset Allocation Moderate Growth Portfolio	-	-	-	0.0%	0.05 to 2.85%	-101.1 to -33.3%
PIMCO Variable Insurance Trust
VIT High Yield Portfolio (Administrative Class)	36,405	7.65 to 7.73	281,255	5.1%	0.05 to 1.55%	-27.2 to -27.0%
VIT Long-Term U.S. Government Portfolio (Administrative Class)	47,265	11.29 to 12.50	575,499	6.2%	0.05 to 2.95%	13.7 to 85.6%
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	35,180	5.40 to 7.16	214,687	6.5%	0.05 to 2.95%	-115.7 to -6.2%
VIT Global Bond Portfolio (Unhedged) (Advisor Class)	35,063	9.47 to 10.70	372,788	1.4%	0.05 to 1.55%	-7.0 to 105.9%
VIT Money Market Portfolio (Administrative Class)	273,528	10.10 to 10.39	2,791,761	1.0%	0.05 to 2.85%	0.1% to 3.1%
VIT Real Return Portfolio (Advisor Class)	37,456	8.94 to 10.02	350,027	3.0%	0.05 to 2.95%	-19.6 to 6.8%
VIT Total Return Portfolio (Advisor Class)	112,537	10.13 to 11.04	1,180,526	6.9%	0.05 to 2.95%	1.2 to 14.9%

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights (continued)

	At December 31, 2008			For the Period Ended December 31, 2008
	Units	Unit Fair Value Lowest to Highest	Contract Owners' Equity	Net Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
Pioneer Variable Contracts Trust (Class II Shares)
Cullen Value VCT Portfolio II	3,462	$ 6.96 to $ 7.10	$ 24,574	0.0%	0.80 to 1.55%	-34.1 to 4.6%
Equity Income VCT Portfolio II	84,448	6.61 to 7.55	592,547	9.2%	0.05 to 2.95%	-51.2 to 8.1%
Pioneer Fund VCT Portfolio II	48	6.65	324	5.6%	1.55%	-38.9%
High Yield VCT Portfolio II	10,451	6.57 to 6.72	70,261	6.8%	0.05 to 1.55%	-47.7 to -41.3%
Small Cap Value VCT Portfolio II	11,020	5.41 to 6.78	70,367	14.0%	0.05 to 2.95%	-49.9 to -12.1%
Strategic Income VCT Portfolio II	51	9.10	454	6.9%	1.55%	-11.7%
Royce Capital Fund
Micro Cap Portfolio (Service Class)	3,570	5.76 to 6.18	21,902	18.9%	0.05 to 1.55%	-75.8 to 12.8%
Small-Cap Portfolio	-	6.87	0	0.1%	1.55%	-377.8%
Rydex Variable Trust (Beacon Advisor only)
Multi-Hedge Strategies	461	21.08	9,719	0.0%	0.05%	1.6%
CLS AdvisorOne Amerigo	1,775	22.13	39,190	2.1%	0.65%	-52.1%
Commodities Strategy	211	12.12	2,560	8.3%	0.05%	-98.5%
Essential Portfolio Conservative	3,257	22.89	74,556	5.5%	0.05%	-9.5%
Essential Portfolio Moderate	3,267	21.43	70,028	3.2%	0.05%	-16.5%
Essential Portfolio Aggressive	411	18.89	7,753	3.8%	0.05%	-28.2%
Government Long Bond 1.2x Strategy	124	17.69	2,185	2.6%	0.05%	28.8%
Hedged Equity	415	19.30	8,015	0.0%	0.80%	3.6%
Inverse Government Long Bond Strategy	4,172	13.66	56,993	0.5%	0.05%	-35.4%
Inverse NASDAQ-100® Strategy	-	25.14	0	0.0%	0.05%	44.6%
Inverse Russell 2000® 1.5x Strategy	-	43.20	0	0.2%	0.05%	0.6%
Inverse S&P 500® Strategy	3,238	58.75	190,294	0.7%	0.05%	3.9%
Nova	-	4.58	0	0.0%	0.05%	-224.8%
NASDAQ-100®	7,406	10.52	77,924	0.2%	0.05%	-47.1%
Russell 2000® 1.5x Strategy	-	-	-	0.0%	0.05%	0.0%
All-Cap Opportunity	583	9.01 to 9.08	5,264	0.1%	0.05 to 0.80%	-34.0 to 2.0%
U.S. Government Money Market	340,251	1.00 to 1.01	341,850	0.3%	0.05 to 1.15%	0.1 to 0.6%
T. Rowe Price Equity Series, Inc.
Blue Chip Growth II	53,667	6.13 to 6.35	340,596	0.1%	0.05 to 1.55%	-49.7 to 5.5%
Equity Income II	42,495	6.50 to 6.79	288,598	1.9%	0.05 to 1.55%	-51.1 to -38.0%
Health Sciences II	4,455	7.40 to 7.98	33,467	0.5%	0.05 to 2.00%	-41.5 to 11.0%
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	28,788	6.23 to 6.01	172,562	3.0%	0.05 to 1.55%	-60.9 to 6.1%
Van Kampen
UIF Core Plus Fixed Income Portfolio II	189	9.13	1,754	4.3%	1.55%	-7.0%
UIF Emerging Markets Debt Portfolio II	2,952	8.38 to 8.83	24,858	0.3%	0.05 to 1.55%	-19.7 to 6.8%
UIF Mid Cap Growth Portfolio II	47	6.19	298	27.5%	1.55%	-47.3%
UIF Mid Cap Value Portfolio II	14,185	5.90 to 6.36	87,671	33.8%	0.05 to 2.95%	-54.7 to 6.8%
VK LIT Growth and Income II	48	6.74	333	5.4%	1.55%	-42.4%
XTF
EFT 60 Class-ll	-	-	-	0.0%	1.55%	-1.9%
EFT 80 Class-ll	-	-	-	0.0%	1.55%	-2.3%

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights (continued)

	At December 31, 2007			For the Period Ended December 31, 2007
	Units	Unit Fair Value Lowest to Highest	Contract Owners' Equity	Net Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
AllianceBernstein Variable Products Series Fund
VPS International Growth Portfolio B	48	$11.81	$565	1.2%	1.55%	12.3%
VPS International Value Portfolio B	20,486	10.50 to 10.65	216,339	0.1%	1.55 to 2.95%	-11.5 to 4.8%
American Century Investments Variable Portfolios, Inc.
VP Income and Growth Fund II	48	9.90	480	1.8%	1.55%	-4.0%
VP International Fund II	48	11.81	569	0.5%	1.55%	12.9%
VP Mid Cap Value Fund II	49	9.60	469	0.5%	1.55%	1.1%
VP Value Fund II	49	9.24	455	1.5%	1.55%	-13.6%
Franklin Templeton Variable Insurance Products Trust
Franklin Global Communication Securities Fund - Class 2	49	11.95	591	0.0%	1.55%	24.5%
Mutual Global Discovery Securities Fund - Class 2	49	10.98	533	1.5%	1.55%	6.37%
Mutual Shares Securities Fund - Class 2	49	10.14	496	1.5%	1.55%	-0.8%
Franklin U.S. Government Fund - Class 2	8,302	10.34 to 10.48	86,458	0.4%	1.55 to 2.95%	1.9 to 4.7%
Templeton Developing Markets Securities Fund - Class 2	48	13.22	630	2.3%	1.55%	24.86%
Templeton Global Asset Allocation Fund - Class 2	49	10.91	534	22.3%	1.55%	6.5%
Templeton Global Bond Securities Fund - Class 2	5,871	10.94 to 11.09	64,661	0.2%	1.55 to 2.95%	-0.5 to 5.7%
Legg Mason Partners Variable Equity Trust
Variable Small Cap Growth Portfolio II	1,211	7.82 to 7.93	9,517	0.0%	1.55 to 2.95%	-7.8 to 5.4%
Variable Fundamental Value Portfolio II	49	9.91	486	0.7%	1.55%	-2.7%
Variable Aggressive Growth Portfolio II	49	9.83	485	0.0%	1.55%	-3.0%
Legg Mason Partners Variable Income Trust
Variable Strategic Bond Portfolio II	50	10.00	500	4.5%	1.55%	0.0%
Neuberger Berman Advisors Management Trust
AMT Lehman Brothers Short Duration Bond Portfolio Class I	11,409	10.17 to 10.31	116,936	3.1%	1.55 to 2.95%	-1.5 to 1.0%
AMT Partners Portfolio Class I	48	11.00	524	0.6%	1.55%	4.7%
AMT Regency Portfolio Class S	48	10.29	489	0.4%	1.55%	-2.1%
AMT Guardian Portfolio Class S	20,078	10.29 to 10.43	207,796	0.3%	1.55 to 2.95%	-4.5 to 9.6%
AMT MidCap Growth Portfolio Class S	1,890	11.60 to 11.76	22,045	0.0%	1.55 to 2.95%	-6.6 to 14.7%
Old Mutual Advisor Funds
VA Asset Allocation Balanced Portfolio	2,046	10.66	21,804	4.8%	1.55%	1.7%
VA Asset Allocation Conservative Portfolio	5,130	10.41 to 10.50	53,455	2.5%	1.55 to 2.4%	-0.4 to 4.1%
VA Asset Allocation Moderate Growth Portfolio	187,945	10.66 to 10.80	2,027,619	7.6%	1.55 to 2.85%	-23.4 to 2.2%
PIMCO Variable Insurance Trust
VIT High Yield Portfolio (Administrative Class)	151	10.17	1,536	6.4%	1.55%	0.6%
VIT Long-Term U.S. Government Portfolio (Administrative Class)	6,820	10.68 to 10.82	73,319	2.0%	1.55 to 2.95%	4.6 to 9.3%
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	4,361	12.78 to 12.96	56,060	3.7%	1.55 to 2.85%	4.8 to 19.9%
VIT Global Bond Portfolio (Unhedged) (Advisor Class)	50	10.97	548	2.8%	1.55%	9.21
VIT Money Market Portfolio (Administrative Class)	34,330	10.23 to 10.32	351,615	1.7%	1.55 to 2.95%	0.1 to 2.9%
VIT Real Return Portfolio (Advisor Class)	9,343	10.81 to 10.96	101,779	2.1%	1.55 to 2.95%	3.5 to 7.3%
VIT Total Return Portfolio (Advisor Class)	8,970	10.57 to 10.71	95,472	2.2%	1.55 to 2.95%	1.8 to 6.4%
Pioneer Variable Contracts Trust (Class II Shares)
Cullen Value VCT Portfolio II	49	10.47	513	0.1%	1.55%	2.3%
Equity Income VCT Portfolio II	21,100	9.79 to 9.92	207,763	1.5%	1.55 to 2.95%	-11.0 to -0.9%
Pioneer Fund VCT Portfolio II	49	10.29	502	1.0%	1.55%	0.4%
High Yield VCT Portfolio II	49	10.36	510	4.5%	1.55%	1.8%
Small Cap Value VCT Portfolio II	1,044	9.00 to 9.13	9,447	0.1%	1.55 to 2.95%	-15.8 to -5.3%
Strategic Income VCT Portfolio II	50	10.47	521	4.8%	1.55%	4.1%
Royce Capital Fund
Micro Cap Portfolio (Service Class)	334	10.34	3,448	1.4%	1.55%	-3.1%
Small-Cap Portfolio	49	9.62	474	0.0%	1.55%	-5.2%
T. Rowe Price Equity Series, Inc.
Blue Chip Growth II	50	10.85	540	0.1%	1.55%	7.70%
Equity Income II	49	10.21	499	1.6%	1.55%	-0.1%
Health Sciences II	73	11.45	837	0.0%	1.55%	11.1%
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	73	9.42	690	2.0%	1.55%	-8.1
The Universal Institutional Funds, Inc.
UIF Core Plus Fixed Income Portfolio II	352	10.36	3,645	3.8%	1.55%	3.8%
UIF Emerging Markets Debt Portfolio II	50	10.55	525	6.9%	1.55%	0
UIF Mid Cap Growth Portfolio II	48	11.82	568	0.0%	1.55%	12.9
UIF Mid Cap Value Portfolio II	2,107	10.38 to 10.52	22,000	0.1%	1.55 to 2.95%	-8.4 to 6.0
Life Investment Trust
VK LIT Growth and Income II	49	10.10	499	1.4%	1.55%	-0.2%

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights (continued)

* These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets for the effective periods of investment through December 31, 2008 and February 2, 2007 through December 31, 2007. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values on redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the range of annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owner’s equity accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These ratios represent the range of minimum and maximum total return for the effective period of investment through December 31, 2008 and 2007, respectively, and include a deduction only for expenses assessed through the daily unit value calculation (included in the expense ratio). The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.